Exhibit 10.4

Online Working Capital Loan Agreement

(V. 2018021)

Bank of Ningbo

(1) Adjustment on January 1 of the following year: Effective from the January 1 of the year following the date of each Loan Prime Rate (LPR) adjustment (the last adjustment shall prevail when there are two or more adjustments throughout the calendar year), the loan interest rate equals to the adjusted LPR plus/minus basis points.

(2) Adjustment by month/quarter/half a year/year: Effective from the corresponding day of the month/quarter/half a year/year (or last day of the month/quarter/half a year/year) following the date of LPR adjustment (the last adjustment shall prevail when there are two or more adjustments throughout the set period), the loan interest rate equals to the adjusted LPR plus/minus basis points.

(3) Fixed loan interest rate: The original loan interest rate as stated in the loan note shall be applied, and no loan interested will be calculated as per interest period;

(4) Immediate adjustment: Effective from the date of each LPR adjustment, the loan interest rate equals to the adjusted LPR plus/minus basis points, and loan interest will be calculated as per interest period.

1.6.5 The Lender may adjust loan interest rate as appropriate in accordance with external LPR changes and actual business needs.

1.7 Loan repayment methods. The repayment schedule hereunder shall refer to the loan note as specified below:

(1) Equal loan payments are adopted.

① If the due date of each payment is the corresponding date for the interest period commencing from the date of disbursement (or the last day of the final month of the period), From the month of disbursement on, the equated installment is calculated as follows:

Equated installment = Outstanding Balance × interest rate × (l + applicable interest rate) number of installments ÷ [(1 + applicable interest rate)number of installments − 1]

② If the due date is not the corresponding date for the interest period commencing from the date of disbursement, except for the first and last installments as calculated as above, the equated installment shall be calculated as follows:

First principal portion payable = Outstanding Balance × interest rate × (l + applicable interest rate)number of installments ÷ [(1 + applicable interest rate)number of installments −1] − Outstanding Balance × interest rate

First interest payable = Outstanding Balance × actual number of days for the first period × daily interest rate

First installment = first principal portion payable + first interest payable

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1.9 Loan fund payment

1.9.1 The loan agreed hereunder shall be paid following the two methods as below:

(1) Entrusted payment by the Lender, i.e., a payment of the Loan fund by the Lender through the Borrower’s account to the Borrower’s counterpart in compliance with the purpose set forth herein as per Borrower’s written request and entrustment;

(2) Direct payment by the Borrower, i.e., a payment made by the Borrower to the Borrower’s counterpart in compliance with the purpose set forth herein using proceeds from a Loan disbursed by the Lender to the Borrower’s account in accordance with the Borrower’s written request.

The Lender may decide at its sole discretion the payment method of the Loan fund under the Agreement based on the relevant information provided by the Borrower in compliance with relevant laws and regulations and its policies.

1.9.2 The Lender agrees that, in case of entrusted payment, it will first transfer the Loan to the Borrower’s account, and then to the account of the Borrower’s counterpart.

The Borrower shall not withdraw the Loan fund in its account, and the it shall remain liable for repayment if such fund is subject to mandatory measures including but not limited to freeze and deduction that is the responsibility of the Borrower rather than the Lender.

1.9.3 Once the Loan fund is transferred to the Borrower’s account with the Borrower’s request or entrustment, regardless of entrusted payment by the Lender or direct payment by the Borrower, the disbursement herein shall be deemed successful, and the Lender’s obligation of disbursement shall be deemed fulfilled. The Borrower shall make repayments as agreed hereunder.

1.9.4 In case of entrusted payment by the Lender, the Borrower should provide corresponding business agreement and other supporting documents in connection with the utilization of the Loan as well as letter of payment authorization, and the Lender will review and approve the request, and fulfill its disbursement obligations. Otherwise, the Lender has the right to refuse disbursement. As for direct payment by the Borrower, the Borrower shall report on utilization of the Loan fund every three months as required by the Lender, provide records and documents about such utilization as per Lender’s requirements, and submit relevant account details, invoices and other documents for Lender’s review. Otherwise, the Lender is entitled to exercise any rights as the case may be as stipulated in Article 2.3 hereunder.

1.9.5 Under circumstances of direct payment by the Borrower, the Lender agrees that the Borrower may choose to collect the Loan over Lender’s counter, via online banking (if applicable) or by other means agreed by the Lender. The Borrower agrees to collect the Loan in compliance with Lender’s rules and regulations, and confirm such collection, regardless of over the counter, via online banking or by other means agreed by the Lender.

1.10 Fund recovery account: The Borrower shall open an account for fund repayment at the Lender or any branch of the Bank of Ningbo, and provide the Lender with the inflows and outflows of the account in a timely manner. The specific fund recovery account shall be the same as the Loan repayment account. The Lender has the right to collect the Loan in advance in light of the Borrower’s fund repayment status.

1.11 Repayment account: The Borrower shall open an account for Loan repayment at the Lender or any branch of the Bank of Ningbo. All branches share the same aforesaid rights to the Borrower.

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(1) The Borrower is discontinued, closed, dissolved, taken over, has its registration cancelled, declared bankrupt, suspended for rectification, or business license revoked or cancelled;

(2) The Borrower conceals material facts or provides false documents, circumstances or misrepresentation, or documents containing false information related to the conclusion of the Agreement; or provides the Lender with false statements, invoices, documents and other materials during the effective term of the Agreement;

(3) The Borrower fails to repay the principal and interest accrued in accordance with the Agreement and the corresponding loan note (including declared early maturity and late repayment);

(4) The Borrower fails to utilize the Loan fund in accordance with the Agreement as per purpose set forth in the loan note;

(5) The Borrower does not fulfill the obligations agreed with the Lender or a third party or those stipulated by laws and regulations;

(6) The Borrower disposes any assets (including but not limited to means of giveaway, transfer, assignment and selling at a low price) prior to satisfaction of the debt to the Lender, which may affect or has affected its ability to repay the Lender;

(7) The Borrower has downward credit rating, difficulties in business operation, or worsening financial status, or breaks any financial indicators set by or agreed with the Lender;

(8) The Borrower does not repay Loan fund in the agreed manner;

(9) The Borrower is involved in economic dispute or litigation, or any of its assets are subject to preservation measures such as seizure, freeze or deduction;

(10) The Borrower is prosecuted, fined or penalized due to alleged offense, or the Borrower’s legal representative or principal is detained, arrested, imposed on compulsory measures, prosecuted, sentenced, fined or penalized for alleged violation of law or criminal offence;

(11) If the Borrower fails to perform any of its obligations under the Agreement and the corresponding loan note, or breaches any of the terms and undertakings agreed hereunder or in the corresponding loan note;

(12) Invalidity of the Guarantee Agreement hereunder, reduced guarantor’s guarantee capacity, and decrease in value of collateral among others affect security of creditor’s rights under the Agreement;

(13) The Guarantor violates the Guarantee Agreement;

(14) In case of occurrence of the events listed in items (1), (5), (7), (9) and (10) of this section and other changes that are unfavourable to the realization of Lender’s rights as creditor by the Borrower’s related parties and actual controller, and the Borrower fails to provide another guarantee as required and acknowledged by the Lender (refer to the Accounting Standards for Enterprises No. 36 –Disclosure of Related Parties and amendments for definition of related parties; refer to the Company Law of the People’s Republic of China and amendments for definition of actual controller);

(15) Apart from above-listed events, the Lender shall, at its discretion, cause the Borrower to perform repayment obligations under the Agreement.

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2.9 The Lender has the right to ask the Borrower to make timely reconciliation of the Loan.

2.10 The Lender shall make disbursement to the Borrower as agreed herein and in the corresponding loan note provided performance of the obligations of the Borrower and the Guarantor under the Agreement and the Guarantee Agreement. The Lender shall have the right to entrust the headquarters and branches, any payment bank or agent bank of the Bank of Ningbo to disburse Loan fund to the Borrower in accordance with the Agreement, to which the Borrower shall have no objection, and undertakes that the performance to the satisfaction of the headquarters and branches, any payment bank or agent bank of the Bank of Ningbo shall be deemed performance fulfillment to the Lender. And all payment obligations hereunder shall be performed by the Borrower to the Lender, and the Lender shall be entitled to all rights. In case of default by the Borrower, the Lender shall have the right to assert its creditor’s rights directly against the Borrower.

2.11 Any event that poses a threat to Guarantor’s normal operation or has a material adverse effect on its ability to guarantee the corresponding obligations under the Agreement, including but not limited to suspension of production, closure of business, cancellation of registration, revocation of business license, bankruptcy, difficulties in business operation, deterioration of financial status, its legal representative or principal suspected of engaging in illegal activities, involved in litigation or major economic dispute, or imposed on preservation measures such as seizure, freeze or deduction, or depreciation of collateral, mortgage, pledge rights related to the guarantee under the Agreement or subject to protective measures such as seizure, freeze or deduction, and the Borrower fails to provide another guarantee as required by the Lender, the Lender has the right to take all measures stipulated in Article 2.3 hereunder.

3. Borrower’s Undertaking

3.1 To provide the Lender with authentic, complete and valid materials;

3.2 To cooperate with the Lender in Loan payment management, post-loan management and relevant inspections;

3.3 Not to use the Loan fund for investment in fixed assets, equity, etc., and not to use the Loan fund in areas and for purposes of production and operation prohibited by the state; not to avoid the entrusted payment by the Lender by splitting a large amount into several smaller drawdowns or payments;

3.4 To fully perform all obligations under the Agreement.

4. Borrower’s Rights and Obligations

4.1 The Borrower has the right to collect and utilize the Loan fund in accordance with the Agreement as per purpose set forth in the loan note.

4.2 The Borrower is obliged to settle the principal, interest, compound interest, default interest and reasonable expenses such as litigation fees, costs of preservation, costs of action, attorney’s fees and travel expenses in accordance with the Agreement and the corresponding loan note, and hereby irrevocably authorizes the Lender to deduct amounts in accordance with the provisions of Article 2.5 hereof.

4.3 The Borrower shall use the Loan as per purpose agreed herein, and not to misappropriate the Loan.

4.4 The Borrower shall provide the Lender with authentic and complete financial statements or other relevant materials and information on a monthly basis, and actively cooperate with the Lender’s inspection of its production and operation, financial status, inventory and use of the Loan under the Agreement.

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measures, early recovery of disbursed loans, and the exercise of related pledge rights in the event of loan repayment failure.

5. Liability for Breach of Agreement

5.1 Upon entry into force and effectiveness of the Agreement, both parties shall fulfill the obligations and undertakings agreed herein. If either party fails to perform or does not fulfill the agreed obligations or undertakings, it shall bear the corresponding liability for breach of the Agreement and compensate the losses caused thereby to the other party.

5.2 Should the Lender cause any losses to the Borrower because of its breach of the Agreement, it shall compensate the Borrower, the scope of which shall include Borrower’s direct losses, but exclude indirect and expected losses.

5.3 Should the Borrower fail to repay the Outstanding Balance by the due date (or declared early maturity), the Lender will impose a default interest rate on the overdue by the actual number of days of default in addition to the loan interest rate agreed herein. Refer to the Subordinate Terms and Conditions for details of the default interest.

5.4 Should the Borrower fails to use the Loan fund with purposes agreed, the Lender has the right to impose a default interest rate for the misappropriation on the amount of default by the actual number of days of default in addition to the loan interest rate agreed herein. Refer to the Subordinate Terms and Conditions for details of the default interest for misappropriation.

5.5 Should the Borrower fail to pay interest due and payable, the Lender has the right to charge the Borrower compound interest. The interest overdue shall be compounded at the interest rate and settled agreed herein; as for overdue Outstanding Balance or those used with purposes not stated herein, the interest payable shall be compounded at the corresponding default interest rate and settled as agreed in the Agreement.

5.6 In case of adjustment of the loan interest rate, the default interest rate shall be adjusted pro rata as stipulated in Article 5.3 and 5.4, and applied simultaneously with the adjusted loan interest rate for corresponding interest periods.

5.7 Should the Borrower conceal material facts or provide false documents or circumstances related to the conclusion of the Agreement, the Lender shall be entitled to charge the Borrower a default fee of 10% of the Outstanding Balance of the Loan disbursed hereunder.

5.8 The Borrower shall bear the expenses paid by the Lender for the realization of Lender’s rights as creditor, including but not limited to litigation fees, arbitration fees, costs of preservation, costs of action, attorney’s fees and travel expenses among other expenses.

5.9 Should the Borrower violate the obligations agreed herein or the Guarantor of the Loan violate the obligations agreed in the Guarantee Agreement, in addition to Borrower’s liability for breach of Agreement as stated above, the Lender shall be entitled to determine that all the credit facilities it has with the Borrower, including but not limited to loan, discount, banker’ s acceptance, international trade financing, bank guarantee, are early matured, and it shall have the right to take all the measures stipulated in Article 2.3 herein.

5.10 In case of any secured debt obligations or mortgages under the Agreement, should the Borrower fail to renew relevant certificates or complete mortgage registration before the expiry, the Lender shall be entitled to declare that the Borrower

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Refer to the Subordinate Terms and Conditions for specific dispute settlement methods.

7.3 During the period of consultation, litigation or arbitration, the parties shall still perform the provisions of the Agreement that are not related to the dispute, and no party shall refuse to perform any of its obligations under the Agreement on the ground that the dispute resolution procedure is in progress.

8. Miscellaneous

8.1 The invalidity or revocation of certain provisions under the Agreement shall not affect the validity of other provisions herein. Such provisions shall remain effective.

8 .2 Service

(1) The Borrower confirms that the following address as the address and contact information for service of notices from the Lender and legal documents related to the debt collection and litigation (arbitration), and such address and contact information shall be applicable to all stages of litigation and action.

(2) Should the Lender, trial court or arbitration institution send notices and legal documents to the following address and contact information , and no one sign and receive, or refuse to receive such service, the date of return of the notices and legal documents shall be deemed the date of service; when the service is rejected, the person serving the notices and legal documents may record the process of service by photo or video, and the concerned notices and legal documents shall be deemed served.

(3) The Borrower acknowledges that the Lender, trial court, or arbitration institution may serve the documents by means of modern communication methods such as text message, fax or e-mail through following designated mobile phone number, fax number or e-mail address. The Lender, trial court, or arbitration institution shall be deemed to have served the relevant legal documents as long as they confirm that they have sent the documents to the following designated number or address. The relevant legal documents sent by the Lender, trial court, or arbitration institution to the following postal address shall be deemed to be served three (3) days after consignment to the postal service.

(4) In the event that the Borrower provides wrong contact information or fails to inform the changed contact information in time, and as a result the notices or legal documents are not served or returned, the date of return of the notices or legal documents shall be deemed the date of service.

(5) Refer to the Subordinate Terms and Conditions for Borrower’s address and contact information.

8.3 Both parties hereby agree to confirm the legal validity of phone call recordings and faxed copies, and undertake that such recordings and copies can be submitted as evidence to courts, arbitration committees and other dispute resolution bodies. When the original is in transit, the faxed copies shall be as effective as the original. The fax number specified by the Borrower herein shall not be changed at will. In case of any changes, the Borrower shall issue a written explanation to the Lender, otherwise the Borrower shall bear any liabilities thereby incurred. The faxed copy sent by the Borrower shall be the same as the original, otherwise the Borrower shall bear any liabilities thereby incurred.

8.4 The captions of the articles herein are for convenience of reference only, and they do not form an integral part of the Agreement. No provision of the Agreement shall be construed and understood by reference to its captions, or in any way be affected or limited by its captions.

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Subordinate Terms and Conditions to the Online Working Capital Loan
Agreement

(V. 2018021)

No.: 07300LK20A1GHGH

Lender: Shenzhen Branch, Bank of Ningbo

Borrower: Samfine Printing (Shenzhen) Co., Ltd.

1. Should the Borrower fail to repay the principal of the Loan as agreed herein, the Lender shall charge a default interest of 50% (fifty percent); should the Borrower fail to use the Loan with purposes as agreed, the Lender shall charge a default interest of 80% (eighty percent) for the misappropriation.

2. With consent from the Lender, the Borrower may apply for early repayment while the Lender shall be entitled to charge a fine of ___/___% of the early repaid amount.

3. In case of any dispute arising from the performance of the Agreement that cannot be settled through negotiation, it shall be resolved in the second way as below:

3.1 To the jurisdiction of the People’s Court of the place of residence of the Lender.

3.2 To the jurisdiction of the People’s Court of the place where the Agreement is signed.

Place of the Agreement signing: Futian District, Shenzhen

3.3 To the _______/______________Arbitration Committee in accordance with current arbitration rules.

4.	Borrower’s address and contact information:

Postal address: No. 12, Shunyi Road, Shiyanliaokeng New Village, Bao’an District, Shenzhen

Recipient (or Representative): Chen Meifang Position: Finance Staff ID No.: _______

Tel.: __________

Fax number: ___/________________________________________

Phone number for text messages ___/_____________________________________

E-mail address: ___/________________________________________

5. The Agreement is made in duplicate, both of which have the same legal force and effectiveness.

Supplemental terms:

___/_______________________________________________________________________________________

The Standard Terms and Conditions as well as Subordinate Terms and Conditions of the Agreement constitute the complete Agreement.

(No text below)

Lender (company seal or special contract seal)	Borrower (company seal)

/s/ Samfine Printing (Shenzhen) Co., Ltd.
Legal representative (principal) Or authorized representative /s/ Qun Zhang	Legal representative Or authorized representative /s/ Zheng Ronghua

September 27, 2020	September 15, 2020

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Supplemental Agreement to Online Working Capital Loan Agreement

No.: 07300LK20A1GHGH (Supplemental)

Lender/Guarantor: Shenzhen Branch, Bank of Ningbo

Borrower: Samfine Printing (Shenzhen) Co., Ltd.

Mortgagor: ___/________________________________________

Pledgor: ___/________________________________________

Guarantor: ___/________________________________________

For the purpose of business operation, the parties, by mutual agreement, hereby enter into the Supplemental Agreement to Online Working Capital Loan Agreement (No. 07300LK20A1GHGH) dated September 27, 2020 (referred to as the “original Agreement”):

1. The parties agree that the Lender has disbursed to the Borrower a working capital loan in the amount of RMB7,700,000 under the Online Working Capital Loan Agreement (No. 07300LK20A1GHGH) dated September 27, 2020, by and between the parties. The Loan has a term of ten (10) months commencing from October 10, 2020 to August 7, 2021 at an interest rate of 5.5% per annum. The parties hereby agree to adjust the interest rate per annum from 5.5% to 4.5%.

2. In addition to above-term, other terms and conditions of the original Agreement shall continue to be effective.

3. The Supplemental Agreement is made in duplicate, both of which have the same legal force and effectiveness. It shall be effective from the date of signature and sealing by legal representatives/principals or authorized representatives of the parties.

Lender (company seal or special contract seal)	Borrower (signature and sealing)

/s/ Samfine Printing (Shenzhen) Co., Ltd.
Legal representative (principal) Or authorized representative:	Legal representative Or authorized representative:

/s/ Zhang Qun	/s/ Ronghua Zheng

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June 3, 2021

Standard Terms and Conditions of Maximum Amount Guarantee Contract

(V. 2013051)

No.: 07300KB21B2AD1G

Refer to the Subordinate Terms and Conditions for names of the Creditor and Guarantor.

Whereas, the guaranteed party (hereinafter referred to as the “Debtor”) and Creditor will conduct credit business within the maximum claim amount as provided in the Article 1 of the Contract, the Guarantor voluntarily provides joint and several guarantee for the claim under a series of credit business contracts (hereinafter referred to as the “Main Contract”) entered into by and between the Creditor and Debtor. In order to ensure the realization of Creditor’s rights, the Contract is concluded according to relevant laws and regulations of the People’s Republic of China by and between the parties through mutual agreement.

Refer to the Subordinate Terms and Conditions for Debtor’s name.

1. Types of Guaranteed Principal Claim, Maximum Claim Amount and Business Period

1.1 The maximum claim amount refers to the highest outstanding claim approved and granted by the Creditor to the Debtor for turnover and utilization with purposes set forth in the Contract and Main Contract.

1.2 The Guarantor voluntarily provides joint and several guarantees for all claim not exceeding the maximum claim amount that is actually incurred by the Debtor during the agreed business period for the Debtor to handle the agreed businesses. In particular, should the currency of the specific business be different from the aforesaid, the Guarantor agrees to convert the concerned amount at the exchange rate determined by the Creditor on the date of the business. The agreed businesses included but are not limited to: RMB/foreign currency loan, banker’s/commercial acceptance discount, banker’s acceptance, commercial acceptance discount guarantee, bank guarantee (guarantee), standby letter of credit, account overdraft, export packing credit, import letter of credit, shipping guarantee, import refinancing, import bill advance, export bill advance (including export invoice discount), forfaiting, factoring, invoice discount, loan commitment, borrowing and repurchase, entrusted loan, entrusted debt investment, non-standardized channel financing, credit card business (including credit card payments, cash withdrawal, credit card payment installment, credit card cash withdrawal installment, etc.), financial derivative transaction and other on- and off-balance sheet credit business in RMB/foreign currencies (including contingent debt business).

Refer to the Subordinate Terms and Conditions for details of the business period, maximum claim amount and other on- and off-balance sheet credit business in RMB/foreign currencies.

1.3 The Debtor may apply for the revolving utilization of the above-mentioned funds and bank credit within the business period and maximum claim amount as agreed in the Article 1.2. The starting date, maturity date, interest rate and amount of each business shall be subject to the Main Contract and relevant loan note or claim certificate.

1.4 Within the business period and maximum claim amount as agreed in the Article 1.2, the Creditor and Debtor are not required to go through guarantee procedures for each of the above-mentioned businesses.

1.5 Should the Creditor files a lawsuit or apply for arbitration against the Guarantor, the business period agreed in the Article 1.2 shall automatically expire in advance.

1.6 The Guarantor shall assume joint and several guarantee liabilities for all the above-mentioned businesses under the Contract in the original currency.

2. Debt Performance Term

The debt performance term shall be stipulated separately in the Main Contract and Contract.

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3. Scope of Guarantee

The scope of guarantee provided by the Contract covers the principal and interest of the principal claim, default interest, compound interest, penalty for breach of contract, compensation for damage, litigation fees, costs of preservation, costs of action, attorney’s fees, and travel expenses for realizing Creditor’s rights, double interest during the delayed performance of effective legal documents and other expenses payable under the Main Contract.

The Guarantor voluntarily provides joint and several guarantee for any increase in the interest, default interest, compound interest, penalty for breach of contract, compensation for damages, litigation fees, costs of preservation, costs of action, attorney’s fees, and travel expenses for realizing Creditor’s rights, double interest during the delayed performance of effective legal documents and other expenses payable under the Main Contract in excess of the maximum claim amount.

The Guarantor also voluntarily provides joint and several guarantee for the actual amount in excess of the maximum claim amount due to changes of exchange rate.

4. Form of Guarantee

The Contract provides joint and several guarantee. Should there be two or more Guarantors hereunder, each Guarantor shall be jointly and severally liable, and the Creditor may request any single Guarantor to bear the whole guarantee liabilities.

5. Term of Guarantee

5.1 The term of guarantee for the Guarantor to undertake guarantee liabilities is two years from the date of expiration of debt performance term of the Debtor stipulated under the Main Contract. In case of debt due in installments as agreed in the Main Contract, the term of guarantee is two years from the date of expiration of the performance period of each installment.

5.2 Should the debt performance term under the Main Contract be extended by mutual agreement between the Creditor and Debtor, the term of guarantee for the Guarantor to undertake guarantee liabilities is two years from the date of extended expiration of debt performance term.

5.3 The term of guarantee for banker’s acceptance, import letter of credit, standby letter of credit, bank guarantee and other off-balance sheet businesses is two years from the date of advances by the Creditor.

5.4 The term of guarantee for banker’s/commercial acceptance discount is two years from the date of maturity of the corresponding bill.

5.5 In case of debt early matured due to laws and regulations, or events as agreed in the Main Contract, the term of guarantee is two years from the date of early maturity.

6. Rights and Obligations of Guarantor

6.1 The Guarantor shall have legal identity as provided by laws of the People’s Republic of China, can provide guarantee for external parties, and have signed and performed the Contract with all necessary consent, approval and authorization, and without any legal defects.

6.2 The Guarantor has sufficient capacity to assume guarantee liabilities, and does not reduce or eliminate such guarantee liabilities assumed due to any instructions, changes in financial status, or any agreement signed with third parties. During the effective term of the Contract, should the Guarantor provide any form of guarantee to a third party, it shall not damage the interests of the Creditor.

6.3 The Guarantor has read and acknowledged the Main Contract, fully understands Debtor’s actual utilization of the loan, financing and/or use of bank credit (including repayment of loans) and the risk of utilization changes, recognizes the authenticity of the background, basis and transactions of the loan, financing and/or use of bank credit without any fraud or coercion, and voluntarily provides joint and several guarantee for Creditor’s claim with the Debtor under the Main Contract. All representations hereunder are true. Should the use of the bank credit by the Debtor change, the Guarantor promises not to raise a defence.

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6.4 The Guarantor shall provide the Creditor with true financial statements and other related documents and information on a monthly basis.

6.5 The Guarantor or its related party or actual controller shall notify the Creditor in writing within three (3) days after the occurrence of the following events:

(1) Changes in business operating mechanism, contracting, leasing, joint management, merger, demerger, shareholding system reform, joint venture with foreign investors, etc.;

(2) Changes in affiliation, changes in senior management, amendment to the articles of incorporation, restructuring of organization, changes in business scope and registered capital, changes in equity, and changes in residence, legal representative, etc.;

(3) Being suspended for rectification, business license revoked or cancelled, etc.;

(4) Difficulties in production and operation, deterioration of financial status or litigation, arbitration events or administrative penalties.

(Refer to the Accounting Standards for Enterprises No. 36 –Disclosure of Related Parties and amendments for definition of related parties; refer to the Company Law of the People’s Republic of China and amendments for definition of actual controller.)

6.6 The Guarantor or its related party or actual controller shall guarantee the implementation of all guarantee liabilities under the Contract in accordance with the requirements of the Creditor and shall notify the Creditor in writing 10 days in advance and obtain Creditor’s written consent when:

(1) The Guarantor or its related party or actual controller has bankruptcy, business closure, dissolution, cancellation or changes of capital structure, business mode, etc.;

(2) The Guarantor or its related party or actual controller makes mortgage or pledge of its main assets for its own or third party’s debt.

(Refer to the Accounting Standards for Enterprises No. 36 –Disclosure of Related Parties and amendments for definition of related parties; refer to the Company Law of the People’s Republic of China and amendments for definition of actual controller.)

6.7 In the event that the Creditor cancels the Main Contract according to the laws and regulations or as stipulated in the Main Contract, or recovers or realizes the claim in advance, it shall be entitled to request the Guarantor to assume guarantee liabilities in advance within five (5) days.

6.8 Should the Creditor transfer the claim under the Main Contract to a third party during the effective term of the Contract, the Guarantor shall continue to bear the joint and several guarantee liabilities within the original scope of guarantee as agreed herein.

6.9 During the effective term of the Contract, should the Main Contract be changed due to applicable adjustment or changes of national laws, regulations and relevant regulations of competent regulators of creditors, such as the China Banking and Insurance Regulatory Commission (CBIRC) and People’s Bank of China, including but not limited to the adjustment of interest rate, or if the Creditor and Debtor agree to modify the Main Contract without the consent of the Guarantor except for term extension and amount increase, the Guarantor shall continue to bear the joint and several guarantee liabilities as agreed herein.

6.10 When the Debtor fails to perform its debt as agreed in the Main Contract, regardless of whether the Creditor has any other forms of guarantee provided by anyone (including the Debtor) for the claim under the Main Contract, including but not limited to secured guarantee, mortgage, pledge and bank guarantee, the Creditor has the right to directly request the Guarantor to perform the joint and several guarantee liabilities as agreed in the Contract, against which the Guarantor waives the right of defence. Even if the Creditor gives up any other guarantee or its rights in sequence or changes the collateral, the Guarantor undertakes to bear the joint and several guarantee liabilities as agreed in the Contract, and does not claim to be exempted from any guarantee liabilities, to which the guarantor has no objection.

The Guarantor agrees that any waiver by the Creditor of the Main Contract to the Debtor on set business conditions or guarantee conditions shall not affect Guarantor’s bearing the guarantee liabilities.

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6.11 Should the Guarantor fail to perform guarantee liabilities as agreed or promised in the Contract, the Guarantor hereby authorizes the Creditor to deduct the corresponding amount directly from its account at the Bank of Ningbo and any of its branches with notice sent to the Guarantor. In case there is insufficient balance in Guarantor’s account in the same currency as the debts under the Main Contract on the date of deduction, the Guarantor hereby authorizes the Creditor to deduct the corresponding amount directly from its account in other currencies at the spot exchange rate announced by the Creditor on the day of settlement.

6.12 The Contract is independent of the Main Contract, and remains effective in case of invalidity of the Main Contract. Even if the Main Contract is confirmed to be invalid, the Guarantor shall continue to bear the joint and several guarantee liabilities within the original scope of guarantee as agreed herein.

6.13 When the Guarantor is a natural person, Article 6.4, 6.5 and 6.6 are not applicable. Apart from liabilities provided herein, the Guarantor shall:

(1) Provide authentic identity card, marriage certificate and other relevant written documents in full, and undertake to assume joint and several guarantee liabilities with all his/her personal and family properties;

(2) Send a written notice to the Creditor within three (3) days after the occurrence of any event that has a significant adverse effect on the performance of his/her repayment obligations under the Contract, such as health, marriage, family, work, residence, income, litigation, property changes, etc., and undertake to perform all guarantee liabilities hereunder as required by the Creditor;

(3) Not provide mortgage or pledge of its main assets for its own or third party’s debt without written consent from the Creditor.

6.14 In the event that the Main Contract guaranteed involves international businesses, the parties specifically agree that the Guarantor will also assume the following liabilities:

(1) Provided that the maximum claim amount agreed in the Contract is not increased, the Guarantor agrees that the Creditor may, upon the application by the applicant of the international businesses guaranteed hereunder (i.e., the “Debtor” referred to herein, the same hereinafter), make any modification to all international business operations under the Main Contract, including but not limited to amount increase, term extension, etc. The Guarantor undertakes to have no objection against the term, and voluntarily assumes guarantee liabilities in accordance with the modified terms and conditions of the Main Contract regarding international businesses, and corresponding principal claim.

(2) Should there be two or more Guarantors for the principal claim under the Contract, the Guarantor hereby irrevocably undertakes that: It voluntarily assumes joint and several guarantee liabilities for all the claim with other Guarantors, and the Creditor has the right to request any Guarantor to assume all or part of the guarantee liabilities; the Guarantor agrees that the guarantee of the specific international businesses under the Main Contract shall be determined by the Creditor or the business applicant of corresponding international businesses in the Main Contract. The Guarantor undertakes to have no objection against the term. Each Guarantor shall not oppose the Creditor based on their mutual agreement.

(3) The parties agree that the guaranteed amount provided by the Guarantor for the claim under the Main Contract regarding international businesses shall be based on the final actual Outstanding Balance under the Main Contract regarding international businesses.

(4) The parties agree that: The international businesses under the Main Contract guaranteed herein may be authorized by the business applicant to be opened or processed by the Creditor in the name of the Bank of Ningbo or other banks; and regardless if the opening or receiving bank is the Creditor, all debt repayment obligations related to the said international businesses shall be performed by the business applicant to the Creditor, and the Creditor shall enjoy all the rights; should the business applicant fail to perform the debt or other obligations under the Main Contract, the Creditor has the right to claim its rights as creditor directly from the Guarantor according to relevant laws and regulations, and require the Guarantor to assume the guarantee liabilities.

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(5) In terms of letter of credit, the Guarantor agrees that the Creditor has the right to release the full set of documents of the letter of credit under the Contract to the Debtor without requiring the Debtor to make up the full amount of the deposit, to which the Guarantor shall have no objection, and still assumes liabilities for all the claim of the Debtor guaranteed hereunder as agreed in the Contract.

6.15 The Main Contract, loan note or relevant claim certificates for all kinds of businesses under the Contract will not be sent to the Guarantor anymore, to which the Guarantor has no objection.

6.16 The Guarantor shall immediately receive and sign the request for debt collection or other requests sent by the Creditor directly or via postal service, and deliver the receipt to the Creditor directly or via postal service within 3 days after receiving and signing the requests.

6.17 In case that the Guarantor only provides guarantee for part of the claim under the Main Contract, it agrees that, even if the claim under the Main Contract is partially extinguished due to the Debtor’s liquidation, realization of Creditor’s security rights or any other reasons, it shall continue to be liable for the claim not yet extinguished within the scope of the guarantee as agreed in the Contract.

6.18 The Guarantor acknowledges that it shall issue VAT invoice to the Debtor after is assumes the guarantee liabilities hereunder. And any loss or dispute arising therefrom shall be borne or resolved by the Guarantor, and the Creditor shall not be held liable.

6.19 Should there be two or more Guarantors for the principal claim under the Contract, the Guarantor hereby irrevocably undertakes that: It voluntarily assumes joint and several guarantee liabilities for all the claim with other Guarantors, and the Creditor has the right to request any Guarantor to assume all or part of the guarantee liabilities. And that any Guarantor that has assumed the guarantee liabilities shall be entitled to recover the claim from other Guarantors, which is acknowledged by the Guarantor.

7. Liabilities for Breach of Contract

7.1 Upon entry into force and effectiveness of the Contract, the Creditor and Guarantor shall fulfill the obligations and undertakings agreed herein. If either party fails to perform or does not fulfill the agreed obligations or undertakings, it shall bear the corresponding liabilities for breach of the Contract and compensate the losses caused thereby to the other party.

7.2 Should the Guarantor conceal material facts or provide false documents or circumstances related to the conclusion of the Contract, the Creditor shall be entitled to charge the Guarantor a penalty of 10% of the guaranteed principal claim under the Contract.

7.3 The Guarantor shall bear the expenses paid by the Creditor for the realization of its rights as creditor, including but not limited to litigation fees, arbitration fees, costs of preservation, costs of action, attorney’s fees and travel expenses among other expenses.

7.4 Should the Guarantor breach the Contract, the Creditor has the right to disclose the information about the breach as the case may be, or provide the relevant information to the debt collection agency and the press for the purpose of debt collection, or notify the relevant departments or agencies of such information. At the same time, the Guarantor irrevocably authorizes the Creditor to provide the Guarantor’s personal identity (or name) and contact information to the debt collection agency or the press for the purpose of debt collection, and the loan collection agency and press have the obligation to keep the Guarantor’s information confidential, and may not use such information beyond the purpose of debt collection. Meanwhile, the Creditor has the right to hold the Guarantor accountable for the breach according to the laws, regulations and provisions hereunder.

8. Applicable Law and Dispute Settlement

8.1 The conclusion, force and effectiveness, interpretation, performance and dispute resolution of the Contract shall be governed by the laws of the People’s Republic of China (for the purpose of the Contract, the laws of Hong Kong, Macau and Taiwan are excluded herein).

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8.2 Any dispute arising from the performance of the Contract may be resolved by the parties through consultation. If the dispute cannot be solved through consultation, and where the subject matter of litigation is within the maximum amount of RMB100,000 as allowed by laws and regulations, and judicial interpretation, or the subject matter of litigation remains within the maximum amount after such limit is increased, the parties agree that the court to which the action is brought shall apply the small claim procedure, and the time limit for producing evidence and term of defence shall not exceed seven (7) days respectively (may be timed simultaneously). The small claim procedure is final with one trial, and no appeal is allowed for the parties. Refer to the Subordinate Terms and Conditions for specific dispute settlement methods.

8.3 During the period of consultation, litigation or arbitration, the parties shall still perform the provisions of the Contract that are not related to the dispute, and no party shall refuse to perform any of its obligations under the Contract on the ground that the dispute resolution procedure is in progress.

9. Entry into Force, Modification, Cancellation and Termination

9.1 The Contract shall have the same legal effect when affixed with electronic seal as with physical seal, and shall enter into force from the date of sealing by the parties. And it shall be terminated upon the maturity for the claim as agreed in Article 1.2 and full satisfaction of the claim agreed hereunder.

9.2 After the Contract enters into force, no party shall modify or cancel it without consent. In case of modification or cancellation, the parties shall reach a written agreement by mutual consultation. Before the written agreement is reached, the Contract shall continue to be effective.

10. Miscellaneous

10.1 The maximum claim amount shall be separate from the guarantee liabilities agreed herein. It shall not be deemed as modification of similar guarantee contract or maximum amount guarantee contract previously entered into by the parties, nor shall it include the guarantee liabilities of similar guarantee contract or the maximum claim amount agreed in the maximum amount guarantee contract previously or later entered into by the parties. And it shall not be included in the guarantee liabilities of similar guarantee contract or the maximum claim amount agreed in the maximum amount guarantee contract previously or later entered into by the parties.

10.2 Service

(1) The Guarantor confirms that the following address as the address and contact information for service of notices from the Creditor and legal documents related to debt collection and litigation (arbitration), and such address and contact information shall be applicable to all stages of litigation and action.

(2) Should the Creditor, trial court or arbitration institution send notices and legal documents to the following address and contact information , and no one sign and receive, or refuse to receive such service, the date of return of the notices and legal documents shall be deemed the date of service; when the service is rejected, the person serving the notices and legal documents may record the process of service by photo or video, and the concerned notices and legal documents shall be deemed served.

(3) The parties agree that they may choose to conduct online litigation activities regarding service, investigation, mediation, trial and action through electronic litigation platforms such as the Mobile Micro Court. The Guarantor acknowledges that the Creditor, trial court, or arbitration institution may serve the documents by means of modern communication methods such as text message, fax or e-mail through following designated mobile phone number, fax number or e-mail address, or via instant communication tools (such as WeChat, QQ, Aliwangwang). The Creditor, trial court, or arbitration institution shall be deemed to have served the relevant legal documents as long as they confirm that they have sent the documents to the following designated number or address. The relevant legal documents sent by the Creditor, trial court, or arbitration institution to the following postal address shall be deemed to be served three (3) days after consignment to the postal service.

(4) In the event that the Guarantor provides wrong contact information or fails to inform the changed contact information in time, and as a result the notices or legal documents are not served or returned, the date of return of the notices or legal documents shall be deemed the date of service.

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(5) Refer to the Subordinate Terms and Conditions for Guarantor’s address and contact information.

10.3 The parties hereby agree to confirm the legal validity of phone call recordings, faxed copies and text messages, and undertake that such recordings, fax copies and text messages can be submitted as evidence to courts, arbitration committees and other dispute resolution bodies. When the original is in transit, the faxed copies shall be as effective as the original. The fax number specified by the Guarantor herein shall not be changed at will. In case of any changes, the Guarantor shall issue a written explanation to the Creditor, otherwise the Guarantor shall bear any liabilities thereby incurred. The faxed copy sent by the Guarantor shall be the same as the original, otherwise the Guarantor shall bear any liabilities thereby incurred.

10.4 The captions of the articles herein are for convenience of reference only, and they do not form an integral part of the Contract. No provision of the Contract shall be construed and understood by reference to its captions, or in any way be affected or limited by its captions.

10.5 Except as agreed herein or as provided in relevant laws and regulations, any act, omission, delay in action or any other measures taken by the observant party shall not be deemed to be a waiver of any of its rights hereunder with respect to any breach or non-performance of any covenant or obligation contained herein by the defaulting party at any time, unless expressly stated in writing by the observant party.

10.6 International businesses referred to herein include but are not limited to import letter of credit, shipping guarantee, import refinancing, import bill advance, export bill advance (including export invoice discount), forfaiting and factoring among others. The financial derivatives transactions mentioned herein include but are not limited to sale and purchase of forward foreign currencies against RMB, foreign exchange forward deal, interest rate swap, foreign exchange swap, option, debt hedging, structured products, etc.

10.7 If any party to the Contract requests the Contract to be notarized, the parties shall jointly submit a notarized statement to a notary public and expressly render the Contract enforceable. Refer to the Subordinate Terms and Conditions for sharing of notary fees. Meanwhile, the Debtor and Guarantor agree that the Contract shall be enforceable after notarization. Should the Debtor and Guarantor do not fulfill their obligations under the Contract, the Creditor may apply for action to the people’s court with jurisdiction as per laws.

10.8 The Creditor shall not be liable for any failure to continue the performance of the Contract due to changes in laws, regulations, policies, or the introduction of emergency measures. Any matters not covered herein shall be dealt with in accordance with relevant laws, regulations or rules of competent regulators.

11. Reminders and Representations

The Creditor has reminded the Guarantor to make a full and accurate understanding of the terms and conditions of the Contract, especially those marked in bold, and has made explanation accordingly at the request of the Guarantor. The meaning of the terms and conditions of the Contract and their corresponding legal consequences are fully known and understood by the parties to the Contract.

The Standard Terms and Conditions, Subordinate Terms and Conditions and supplemental agreement (if any) of the Contract constitute a complete Contract. The aforesaid parts may be concluded in paper, electronic and other forms approved by the Creditor.

And the Guarantor specifically declares that it has paid special attention to and confirmed its acceptance of the terms and conditions regarding its obligations and to its disadvantages.

(The above is the Standard Terms and Conditions of the Contract, and Subordinate Terms and Conditions are presented below)

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Subordinate Terms and Conditions of Maximum Amount Guarantee Contract

(V. 2013051)

No.: 07300KB21B2AD1G

Creditor: Shenzhen Branch, Bank of Ningbo

Guarantor: Zheng Junhong

1. The Debtor is Samfine Printing (Shenzhen) Co., Ltd.

2. The business period commences from August 7, 2020 to June 1, 2024.

3. The maximum claim amount is equivalent of RMB 30 million (Thirty Million).

4. Other on- and off-balance sheet credit business in RMB/foreign currencies include/.

5. Guarantor’s address and contact information

5.1 Name: Zheng Junhong; Postal address: Office address: Henghexing Industrial Zone, Langxin Community, Shiyan Subdistrict, Bao’an District, Shenzhen, Guangdong Province; Residential address: Henghexing Industrial Zone, Langxin Community, Shiyan Subdistrict, Bao’an District, Shenzhen, Guangdong Province; Phone number: _______

(In the event that there is insufficient space to specify the contact information, please provide such information of the Guarantor where the signature and seal are affixed. The contact information filled in the space below signature and sealing has the same legal significance as herein, and the service article in the Standard Terms and Conditions applies.)

6. In case of any dispute arising from the performance of the Contract that cannot be settled through negotiation, it shall be resolved in the second way as below:

6.1 Litigation brought to the people’s court of the place of residence of the Creditor;

6.2 Litigation brought to the people’s court of the place where the Contract is signed;

Place of the Contract signing: Room 108, 208, 209, 310, 311, 312, 313, 315, 403, 502, 503, Wongtee Plaza, No. 355, Fuhua Road, Gangxia Community, Futian Subdistrict, Futian District, Shenzhen

6.3 Arbitration brought to the _______/______________Arbitration Committee in accordance with current arbitration rules.

7. If any party to the Contract requests the Contract to be notarized, the parties shall bear notary fees as follows: ☐ Borne by Debtor ☐ Borne by Guarantor ☐ Borne by Creditor ✓Borne by others Nil

8. The Contract is made in duplicate with the Creditor and Guarantor holding one copy respectively, and the notary public/registration agency/ copies, all of which have the same legal force and effectiveness.

Supplemental terms:

Additional terms: The scope of the guarantee under the Contract also includes all Outstanding Balance of the Debtor under the Maximum Amount Guarantee Contract (No. 07300KB209NM2EF) originally entered into and signed by the parties. And the Guarantor voluntarily provides guarantee for all claim of the Creditor under the Contract and aforesaid contract as agreed herein.

The Standard Terms and Conditions as well as Subordinate Terms and Conditions of the Contract constitute the complete Contract.

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(No text below)

Signature page below for the Guarantor to the Standard Terms and Conditions as well as Subordinate Terms of the Maximum Amount Guarantee Contract (No. 07300KB21B2AD1G) between Zheng Junhong (Guarantor) and Shenzhen Branch, Bank of Ningbo (Creditor)

Guarantor: /s/ Zheng Junhong

(To be specified when the Guarantor is a natural person)

Date of signing: June 10, 2021

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Signature page below for the Creditor to the Standard Terms and Conditions as well as Subordinate Terms of the Maximum Amount Guarantee Contract (No. 07300KB21B2AD1G) between Zheng Junhong (Guarantor) and Shenzhen Branch, Bank of Ningbo (Creditor)

Creditor (seal)

/s/ Shenzhen Branch, Bank of Ningbo (Creditor)

Date of signing: June 3, 2021

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Maximum Amount Mortgage Contract

Standard Terms and Conditions

(V. 2013041)

No.: 07300DY21B2AN0E

Refer to the Subordinate Terms and Conditions for names of the Mortgagee and Mortgagor.

Whereas, the guaranteed party (hereinafter referred to as the “Debtor”) and Mortgagee will conduct credit business within the maximum claim amount as provided in the Article 2 of the Contract, the Mortgagor voluntarily provides mortgage guarantee for the claim under a series of credit business contracts (hereinafter referred to as the “Main Contract”) entered into by and between the Mortgagee and Debtor. In order to ensure the realization of Mortgagee’s rights, the Contract is concluded according to relevant laws and regulations of the People’s Republic of China by and between the parties through mutual agreement.

Refer to the Subordinate Terms and Conditions for Debtor’s name.

1. Mortgagor’s Warranties and Representations

1.1 The Mortgagor shall warrant that he/she is a lawful civil subject governed by laws of the People’s Republic of China with full civil rights and civil capacity, and he/she pays taxes in accordance with relevant laws, and he/she has obtained all necessary consents, approvals and authorizations to sign and perform the Contract without any legal defects.

1.2 The Mortgagor warrants that he/she is the full, valid and legal owner or state-authorized manager of the mortgaged property under the Contract; that there is no dispute over the ownership or management of the mortgaged property, and that the mortgaged property is not subject to any rights, debts or covenants that restrict the transfer of the mortgaged property, such as the right to mortgage, lease, or right of habitation; otherwise, he/she shall provide relevant information or undertaking for the mortgagee’s review and decision; the mortgaged property has not been seized, detained or in custody, and can be mortgaged as per laws.

1.3 The Mortgagor has read and acknowledged the Main Contract, fully understood Debtor’s actual utilization of the loan, financing and/or use of bank credit (including repayment of loans) and the risk of utilization changes, recognizes the authenticity of the background, basis and transactions of the loan, financing and/or use of bank credit without any fraud or coercion, and voluntarily provides mortgage guarantee for claim with the Debtor under the Main Contract. All representations hereunder are true. Should the use of the bank credit by the Debtor change, the Mortgagor promises not to raise a defence.

1.4 The warrants, documents and information related to the mortgage and the mortgaged property under the Contract provided at the request of the Mortgagee are true, legal and valid.

1.5 If the mortgaged property under the Contract is partially or fully leased, the Mortgagor shall warrant to inform the lessee of the establishment of the mortgage and inform the Mortgagee of the relevant lease in writing, and shall not change the lease agreement.

1.6 In the event that the right to mortgage and the mortgaged property are or may be infringed by any third party, the Mortgagor is obliged to notify the Mortgagee and help protect the legitimate rights and interests of the Mortgagee from being infringed.

1.7 The Mortgagor or its related party or actual controller shall notify the Creditor in writing within three (3) days after the occurrence of the following events; as for other events, he/she shall inform the Mortgagee in writing right after the occurrence of the events:

(1) Changes in business operating mechanism, such as contracting, leasing, joint management, merger, demerger, shareholding system reform, joint venture with foreign investors, etc.;

(2) Changes in business scope and registered capital, changes in equity, and changes in residence or legal representative, or changes in residential address or contact number;

(3) Bankruptcy, closure of business, dissolution, suspension for rectification, revocation or cancellation of business license, etc.;

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(4) The mortgaged property is in dispute over ownership, or seized, frozen or detained by judicial authorities;

(5) Involvement in major economic dispute.

(Refer to the Accounting Standards for Enterprises No. 36 –Disclosure of Related Parties and amendments for definition of related parties; refer to the Company Law of the People’s Republic of China and amendments for definition of actual controller.)

1.8 When the Debtor fails to perform its debt as agreed in the Main Contract, the Mortgagee has the right to directly request the Mortgagor to perform its mortgage guarantee liabilities as agreed herein, regardless of whether the Mortgagee has any other forms of guarantee provided by anyone (including the Debtor) for the claim under the Main Contract, including but not limited to secured guarantee, mortgage, pledge, and bank guarantee, against which the Mortgagee waives the right to defend. Even if the Mortgagee waives any other guarantee or its rights in sequence or changes the collateral, the Mortgagor undertakes to bear the joint and several mortgage guarantee liabilities as agreed in the Contract, and does not claim to be exempted from any guarantee liabilities, to which the Mortgagor has no objection.

The Mortgagor agrees that any waiver by the Creditor of the Main Contract to the Debtor on set business conditions or guarantee conditions shall not affect his/her bearing the mortgage guarantee liabilities.

1.9 Should the Mortgagor fail to perform the mortgage guarantee liabilities as agreed or promised in the Contract, he/she hereby authorizes the Mortgagee to deduct the corresponding amount directly from its account at the Bank of Ningbo and any of its branches with notice sent to him/her.

1.10 In case the currency of the debt under the Main Contract is different from the currency of the deducted amount, or payment from the priority of compensation that the Mortgagee can claim, such as the disposal of the mortgaged property, expropriation compensation, insurance claim or compensation for damages, the Mortgagor undertakes that the Mortgagee may directly deduct the amount in aforesaid currencies at the spot exchange rate announced by the Mortgagee on the day of settlement, and claim its priority of compensation.

1.11 The Main Contract, loan note or relevant claim certificates for all kinds of businesses under the Contract will not be sent to the Mortgagor anymore, to which the he/she has no objection.

1.12 In case that the Mortgagor only provides guarantee for part of the claim under the Main Contract, he/she agrees that, even if the claim under the Main Contract is partially extinguished due to the Debtor’s liquidation, realization of Mortgagee’s security rights or any other reasons, it shall continue to be liable for the claim not yet extinguished within the scope of the guarantee as agreed in the Contract.

2. Types of Guaranteed Principal Claim, Maximum Claim Amount and Business Period

2.1 The maximum claim amount refers to the highest outstanding claim approved and granted by the Mortgagee to the Debtor for turnover and utilization with purposes set forth in the Contract and Main Contract.

2.2 The Mortgagor voluntarily provides joint and several mortgage guarantees for all claim not exceeding the maximum claim amount that is actually incurred by the Debtor during the agreed business period for the Debtor to handle the agreed businesses. In particular, should the currency of the specific business be different from the aforesaid, the Mortgagor agrees to convert the concerned amount at the exchange rate determined by the Mortgagee on the date of the business. The agreed businesses included but are not limited to: RMB/foreign currency loan, banker’s/commercial acceptance discount, banker’s acceptance, commercial acceptance discount guarantee, bank guarantee (guarantee), standby letter of credit, account overdraft, export packing credit, import letter of credit, shipping guarantee, import refinancing, import bill advance, export bill advance (including export invoice discount), forfaiting, factoring, invoice discount, loan commitment, borrowing and repurchase, entrusted loan, entrusted debt investment, non-standardized channel financing, credit card business (including credit card payments, cash withdrawal, credit card payment installment, credit card cash withdrawal installment, etc.), financial derivative transaction and other on- and off-balance sheet credit business in RMB/foreign currencies (including contingent debt business).

Refer to the Subordinate Terms and Conditions for details of the business period, maximum claim amount and other on- and off-balance sheet credit business in RMB/foreign currencies.

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2.3 The Debtor may apply for the revolving utilization of the above-mentioned funds and bank credit within the business period and maximum claim amount as agreed in the Article 2.2. The starting date, maturity date, interest rate and amount of each business shall be subject to the Main Contract and relevant loan note or claim certificate.

2.4 Within the business period and maximum claim amount as agreed in the Article 2.2, the Mortgagee and Debtor are not required to go through guarantee procedures for each of the above-mentioned businesses.

2.5 Should the Mortgagee files a lawsuit or apply for arbitration against the Mortgagor, the business period agreed in the Article 2.2 shall automatically expire in advance.

2.6 The Mortgagor shall assume joint and several mortgage guarantee liabilities for all the above-mentioned businesses under the Contract in the original currency.

3. Debt Performance Term

The debt performance term shall be stipulated separately in the Main Contract and Contract.

4. Scope of Mortgage Guarantee

The scope of mortgage guarantee provided by the Contract covers the principal and interest of the principal claim, default interest, compound interest, penalty for breach of contract, compensation for damages, litigation fees, costs of preservation, costs of action, attorney’s fees, travel expenses, fees for disposal of the mortgaged property, and transfer fees for realizing Creditor’s rights, double interest during the delayed performance of effective legal documents and other expenses payable under the Main Contract.

The Mortgagor voluntarily provides guarantee for any increase in the interest, default interest, compound interest, penalty for breach of contract, compensation for damages, litigation fees, costs of preservation, costs of action, attorney’s fees, travel expenses, fees for disposal of the mortgaged property, and transfer fees for realizing Creditor’s rights, double interest during the delayed performance of effective legal documents and other expenses payable under the Main Contract in excess of the maximum claim amount.

The Mortgagor also voluntarily provides guarantee for the actual amount in excess of the maximum claim amount due to changes of exchange rate.

5. Mortgaged Property

5.1 The Mortgagor makes gage of the property which has not been imposed on right of habitation, and he/she has the right to dispose of (refer to the Subordinate Terms and Conditions and the list of mortgaged property (if any)] to the Mortgagee. The list of mortgage property forms an integral part of the Contract.

5.2 Refer to the Subordinate Terms and Conditions for the provisional price/agreed price of the mortgaged property hereunder. The provisional price shall not be used as the valuation basis for the mortgaged property to be disposed of as stipulated in the Contract, nor shall it constitute any restriction for the Mortgagee to realize its mortgage. The final value of the mortgaged property shall be determined by the net proceeds of the actual disposal of the mortgaged property when the mortgage is realized.

5.3 The mortgaged property under the Contract shall be in Mortgagor’s possession. The Mortgagor who shall maintain the integrity of the mortgaged property while in his/her possession, and shall not use the mortgaged property in an inappropriate manner to impair its value. The Mortgagee shall have the right to inspect the use and management of the mortgaged property.

5.4 The Mortgagor shall, at the request of the Mortgagee, insure the mortgaged property in full at relevant insurance agency, and designate the Mortgagee as the first beneficiary. The Mortgagor shall expressly define in the insurance policy that: the insurance interest shall be transferred to the Mortgagee; in the event of an insured accident, the insurer shall transfer the compensation directly to the account designated by the Mortgagee; the insurance contract and insurance policy shall not contain any clauses restricting the Mortgagee’s right to transfer and exercise the right to claim insurance. The original insurance policy and related documents shall be handed over to the Mortgagee for safekeeping.

5.5 During the mortgage duration, the Mortgagor shall not suspend or cancel the insurance for any reason. Should the Mortgagor fail to complete the insurance procedures as required by the Mortgagee, or suspend or cancel the insurance during the mortgage duration, the Mortgagee shall have the right to handle the insurance procedure on behalf of the Mortgagor at the Mortgagor’s expense.

6. Registration of Mortgage

6.1 The Mortgagor must complete the registration procedure of the mortgage as required by the Mortgagee, and hand over the original certificates of other rights of the mortgaged property and the original mortgage registration to the Mortgagee for safekeeping.

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6.2 In case of any changes of the mortgage registration in need of registration change as per laws, the Mortgagor must file the change of the mortgage at the mortgage registration agency as required by the Mortgagee, and hand over the changed certificates of other rights of the mortgaged property and the original mortgage registration to the Mortgagee for safekeeping.

6.3 In the event that the Mortgagor has not obtained the title of the mortgaged property yet, he/she shall complete the registration or pre-registration procedure as required by the Mortgagee. Once the Mortgagor has obtained the title of the mortgaged property, he/she shall handle the official mortgage registration procedure as required by the Mortgagee. Before the Mortgagee obtains the certificate of other rights of the mortgaged property, the original title certificate of the mortgaged property shall be handed over to the Mortgagee for safekeeping. Should the Mortgagor fail to complete the official mortgage registration procedure as required by the Mortgagee, he/she shall bear any damages thereby incurred to the Mortgagee.

7. Force and Effectiveness of Mortgage

7.1 The mortgage duration shall not be subject to the period of mortgage as agreed by the parties or specified in the registration as required by the registration agency.

7.2 The Mortgagee’s right of mortgage shall extend to the fruits, accessories, secondary rights, accession and accretion of the mortgaged property, as well as insurance claim, indemnity, compensation or other forms of substitution arising from the destruction, loss or expropriation of the mortgaged property.

7.3 During the mortgage duration, the Mortgagor shall not donate, transfer, lease, re-mortgage, create right of habitation or otherwise dispose of the mortgaged property without Mortgagee’s written consent. Should the Mortgagor dispose of the mortgaged property in violation of the aforesaid terms, the Mortgagee shall have the right to declare early maturity of the debts under the Main Contract, and realize the mortgage; should the Mortgagor transfer the mortgaged property without Mortgagee’s consent, he/she shall be cooperative with the Mortgagee in providing the transferee’s name, identity document number, contact information, and address of service among other necessary information; the proceeds from the transfer and lease of the mortgaged property shall be utilized in satisfaction or in advance of the Debtor’s debts under the Main Contract, or deposited into the account designated by the Mortgagee to guarantee the performance of the Debtor’s debt.

7.4 If the mortgaged property is destroyed, lost or expropriated during the mortgage duration, the Mortgagor shall take effective measures to curb the expansion of the loss, notify the Mortgagee immediately, and submit to the Mortgagee the proof issued by relevant competent authorities explaining the cause of the destruction or loss, or the document of expropriation (demolition). The Mortgagee has the first right to claim the insurance, indemnity or compensation of the mortgaged property. If the claim guaranteed under the mortgage are not mature, the Mortgagee has the right to request the Mortgagor to settle or pay off the Debtor’s debts under the Main Contract in advance, deposit amount into the account designated by the Mortgagee to guarantee the performance of the Debtor’s debt, or request the people’s court to take preservation measures on the insurance claim, indemnity or compensation.

7.5 Should the value of the mortgaged property decreases during the mortgage duration, the Mortgagor shall restore the value of the mortgaged property or provide an extra guarantee equivalent to the decreased value approved by the Mortgagee.

7.6 In case the Mortgagor carries out contracting, leasing, merger, demerger, shareholding system reform, and cooperation with foreign investors (joint venture) involving the mortgaged property during the mortgage duration, he/she shall obtain the written consent of the Mortgagee and settle the guaranteed claim in advance, or provide an extra guarantee approved by the Mortgagee.

7.7 In the event that the mortgage and the mortgaged property are or may be infringed by any third party, the Mortgagor is obliged to notify the Mortgagee and help protect the legitimate rights and interests of the Mortgagee from being infringed.

7.8 In the event that the Mortgagee cancels the Main Contract according to the laws and regulations or as stipulated in the Main Contract, or recovers or realizes the claim in advance, it shall be entitled to request the Mortgagor to assume mortgage guarantee liabilities in advance within five (5) days.

7.9 During the mortgage duration, should the Main Contract be modified due to applicable adjustment or changes of national laws, regulations and relevant regulations of competent regulators of the Mortgagee, such as the China Banking and Insurance Regulatory Commission (CBIRC) and People’s Bank of China, including but not limited to the adjustment of interest rate, or if the Mortgagee and Debtor agree to modify the Main Contract without the consent of the Mortgagor except for term extension and amount increase, the Mortgagor shall continue to bear the mortgage guarantee liabilities as agreed herein.

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7.10 Should the Mortgagee transfer the claim under the Main Contract to a third party during the mortgage duration, the Mortgagor shall continue to bear the liabilities within the original scope of the mortgage guarantee as agreed herein.

7.11 In the event that the Main Contract guaranteed involves international businesses, the parties specifically agree that the Mortgagor will also assume the following liabilities:

(1) Provided that the maximum claim amount agreed in the Contract is not increased, the Mortgagor agrees that the Mortgagee may, upon the application by the applicant of the international businesses guaranteed hereunder (i.e., the “Debtor” referred to herein, the same hereinafter), make any modification to all international business operations under the Main Contract, including but not limited to amount increase, term extension, etc. The Mortgagor undertakes to have no objection against the term, and voluntarily assumes guarantee liabilities in accordance with the modified terms and conditions of the Main Contract regarding international businesses, and corresponding principal claim.

(2) Should there be two or more Guarantors for the principal claim under the Contract, the Mortgagor hereby irrevocably undertakes that: He/she voluntarily assumes joint and several guarantee liabilities for all the claim with other Guarantors, and the Mortgagee has the right to request any Guarantor to assume all or part of the guarantee liabilities; and that any Guarantor who has assumed the guarantee liabilities has the right to recover from the other Guarantors, which the Mortgagor acknowledges; the Mortgagor agrees that the guarantee of the specific international businesses under the Main Contract shall be determined by the Mortgagee or the business applicant of corresponding international businesses in the Main Contract. All the Guarantors undertake to have no objection against the Mortgagee by mutual agreement.

(3) The parties agree that the guaranteed amount provided by the Mortgagor for the claim under the Main Contract regarding international businesses shall be based on the final actual Outstanding Balance under the Main Contract regarding international businesses.

(4) The parties agree that: The international businesses under the Main Contract guaranteed herein may be authorized by the business applicant to be opened or processed by the Mortgagee in the name of the Bank of Ningbo or other banks; and regardless if the opening or receiving bank is the Mortgagee, all debt repayment obligations related to the said international businesses shall be performed by the business applicant to the Mortgagee, and the Mortgagee shall enjoy all the rights; should the business applicant fail to perform the debt or other obligations under the Main Contract, the Mortgagee has the right to claim its rights as creditor directly from the Mortgagor according to relevant laws and regulations, and require the Mortgagor to assume the guarantee liabilities.

(5) In terms of letter of credit, the Mortgagor agrees that the Creditor has the right to release the full set of documents of the letter of credit under the Contract to the Debtor without requiring the Debtor to make up the full amount of the deposit, to which the Mortgagor shall have no objection, and still assumes liabilities for all the claim of the Debtor guaranteed hereunder as agreed in the Contract.

8. Realization of Mortgage

8.1 The Mortgagee has the right to choose to cash or realize the mortgaged property by means of auction, sale, etc., and receive the proceeds for the priority of compensation, or deposit them into its designated account to guarantee the performance of the Debtor’s debt; or to choose to discount the mortgaged property to offset Debtor’s debt after consultation with the Mortgagor in case of any of the following circumstances:

(1) The Mortgagee has not been paid off upon the expiry of the term of debt performance under the Main Contract, and the expiry in question includes the case where the Mortgagee declares early maturity of the debt under the Main Contract in accordance with the Main Contract, or national laws and regulations.

(2) The Mortgagor or its related party or actual controller is declared bankrupt or revoked, etc.;

(3) The mortgaged property is seized, preserved or imposed on any other mandatory measures;

(4) The Mortgagor violates the obligations agreed herein, which has affected or may adversely affect the realization of the claim under the Main Contract.

8.2 The Mortgagor shall be actively cooperative when the Mortgagee disposes of the mortgaged property. The Mortgagor shall offer to vacate himself/herself and his/her dependent family members from the house mortgaged under the Main Contract within six months after the people’s court decides to auction or sell the house and offset the debt. If the Mortgagee agrees to provide temporary housing to the Mortgagor, the mortgagor shall pay rent to the Mortgagee; the rent to be paid by the Mortgagor to the Mortgagee shall fall within the scope of the mortgage guarantee under the Contract.

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8.3 In case there are two or more independent mortgages under the Contract, the Mortgagee shall have the right to choose any one or more of them to realize the mortgage against Debtor’s debt under the Main Contract.

8.4 Should there be two or more Guarantors for the principal claim under the Contract, the Mortgagor hereby irrevocably undertakes that: It voluntarily assumes joint and several guarantee liabilities for all the claim with other Guarantors, and the Mortgagee has the right to request any Guarantor to assume all or part of the guarantee liabilities. And that any Guarantor that has assumed the guarantee liabilities shall be entitled to recover the claim from other Guarantors, which is acknowledged by the Mortgagor.

9. Liabilities for Breach of Contract

9.1 Upon entry into force and effectiveness of the Contract, the Mortgagee and Mortgagor shall fulfill the obligations agreed herein. If either party fails to perform or does not fulfill the agreed obligations, or commits breach of the Contract, it shall bear the corresponding liabilities for breach of the Contract, and compensate the losses caused thereby to the other party.

9.2 In addition to paying the Mortgagee 10% of the amount of the principal claim guaranteed under the Contract as liquidated damages, the Mortgagor shall compensate any economic loss incurred thereby in full to the Mortgagee if he/she:

(1) Conceals material facts or provides false documents or information related to the conclusion of the Contract;

(2) Conceals facts such as that the mortgaged property is in common, over dispute, seized, in custody, or with right of habitation, or under mortgage;

(3) Disposes of the mortgaged property without the written consent of the Mortgagee;

(4) Causes the Contract to be invalid because of his/her fault;

(5) Commits any other acts against his/her undertakings or terms and conditions of the Contract.

9.3 If the mortgage is not effectively established due to the Mortgagor, and the Mortgagor and Debtor are not the same person, the Mortgagee shall have the right to demand the Mortgagor to be jointly and severally liable with the Debtor for the debt within the scope of the guarantee agreed in the Contract.

9.4 The Mortgagor shall bear the expenses paid by the Mortgagee for the realization of its rights as creditor, including but not limited to litigation fees, arbitration fees, costs of preservation, costs of action, attorney’s fees and travel expenses among other expenses.

9.5 Should the Mortgagor breach the Contract, the Mortgagee has the right to disclose the information about the breach as the case may be, or provide the relevant information to the debt collection agency and the press for the purpose of debt collection, or notify the relevant departments or agencies of such information. At the same time, the Mortgagor irrevocably authorizes the Mortgagee to provide the Mortgagor’s personal identity (or name) and contact information to the debt collection agency or the press for the purpose of debt collection, and the loan collection agency and press have the obligation to keep the Mortgagor’s information confidential, and may not use such information beyond the purpose of debt collection. Meanwhile, the Mortgagee has the right to hold the Mortgagor accountable for the default according to the laws, regulations and provisions hereunder.

10. Expenses and Costs

The costs of registration, evaluation, insurance, appraisal and withdrawal of the mortgaged property under the Contract shall be borne by the Mortgagor in accordance with laws and regulations.

11. Applicable Law and Dispute Settlement

11.1 The conclusion, force and effectiveness, interpretation, performance and dispute resolution of the Contract shall be governed by the laws of the People’s Republic of China (for the purpose of the Contract, the laws of Hong Kong, Macau and Taiwan are excluded herein).

11.2 Any dispute arising from the performance of the Contract may be resolved by the parties through consultation; should the dispute fail to be settled through consultation, dispute settlement methods shall be adopted as listed in the Subordinate Terms and Conditions.

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11.3 During the period of consultation, litigation or arbitration, the parties shall still perform the provisions of the Contract that are not related to the dispute, and no party shall refuse to perform any of its obligations under the Contract on the ground that the dispute resolution procedure is in progress.

12. Entry into Force, Modification, Cancellation and Termination

12.1 The Contract shall have the same legal effect when affixed with electronic seal as with physical seal, and shall enter into force from the date of sealing by the parties. And it shall be terminated upon the maturity for the claim as agreed in Article 2.2 and full satisfaction of the claim agreed hereunder.

12.2 After the Contract enters into force, no party shall modify or cancel it without consent unless otherwise stipulated by laws, regulations or in the Contract. In case of modification or cancellation, the parties shall reach a written agreement by mutual consultation. Before the written agreement is reached, the Contract shall continue to be effective.

13. Miscellaneous

13.1 Even if the Main Contract is confirmed to be invalid, the Mortgagor shall continue to bear the joint and several guarantee liabilities within the original scope of guarantee as agreed herein.

13.2 Service

(1) The Mortgagor confirms that the following address as the address and contact information for service of notices from the Mortgagee and legal documents related to the debt collection and litigation (arbitration), and such address and contact information shall be applicable to all stages of litigation and action.

(2) Should the Mortgagee, trial court or arbitration institution send notices and legal documents to the following address and contact information , and no one sign and receive, or refuse to receive such service, the date of return of the notices and legal documents shall be deemed the date of service; when the service is rejected, the person serving the notices and legal documents may record the process of service by photo or video, and the concerned notices and legal documents shall be deemed served.

(3) The Mortgagor acknowledges that the Mortgagee, trial court, or arbitration institution may serve the documents by means of modern communication methods such as text message, fax or e-mail through following designated mobile phone number, fax number or e-mail address. The Mortgagee, trial court, or arbitration institution shall be deemed to have served the relevant legal documents as long as they confirm that they have sent the documents to the following designated number or address. The relevant legal documents sent by the Mortgagee, trial court, or arbitration institution to the following postal address shall be deemed to be served three (3) days after consignment to the postal service.

(4) In the event that the Mortgagor provides wrong contact information or fails to inform the changed contact information in time, and as a result the notices or legal documents are not served or returned, the date of return of the notices or legal documents shall be deemed the date of service.

(5) Refer to the Subordinate Terms and Conditions for Mortgagor’s address and contact information.

13.3 The parties hereby agree to confirm the legal validity of phone call recordings, faxed copies and text messages, and undertake that such recordings, fax copies and text messages can be submitted as evidence to courts, arbitration committees and other dispute resolution bodies. When the original is in transit, the faxed copies shall be as effective as the original. The fax number specified by the Mortgagor herein shall not be changed at will. In case of any changes, the Mortgagor shall issue a written explanation to the Mortgagee, otherwise the Mortgagor shall bear any liabilities thereby incurred. The faxed copy sent by the Mortgagor shall be the same as the original, otherwise the Mortgagor shall bear any liabilities thereby incurred.

13.4 The captions of the articles herein are for convenience of reference only, and they do not form an integral part of the Contract. No provision of the Contract shall be construed and understood by reference to its captions, or in any way be affected or limited by its captions.

13.5 Except as agreed herein or as provided in relevant laws and regulations, any act, omission, delay in action or any other measures taken by the observant party shall not be deemed to be a waiver of any of its rights hereunder with respect to any breach or non-performance of any covenant or obligation contained herein by the defaulting party at any time, unless expressly stated in writing by the observant party.

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13.6 International businesses referred to herein include but are not limited to import letter of credit, shipping guarantee, import refinancing, import bill advance, export bill advance (including export invoice discount), forfaiting and factoring among others. The financial derivatives transactions mentioned herein include but are not limited to sale and purchase of forward foreign currencies against RMB, foreign exchange forward deal, interest rate swap, foreign exchange swap, option, debt hedging, structured products, etc.

13.7 If any party to the Contract requests the Contract to be notarized, the parties shall jointly submit a notarized statement to a notary public and expressly render the Contract enforceable. Refer to the Subordinate Terms and Conditions for sharing of notary fees. Meanwhile, the Debtor and Mortgagor agree that the Contract shall be enforceable after notarization. Should the Debtor and Mortgagor do not fulfill their obligations under the Contract, the Mortgagee may apply for action to the people’s court with jurisdiction as per laws.

13.8 The Mortgagee shall not be liable for any failure to continue the performance of the Contract due to changes in laws, regulations, policies, or the introduction of emergency measures. Any matters not covered herein shall be dealt with in accordance with relevant laws, regulations or rules of competent regulators.

14. Reminders and Representations

The Mortgagee has reminded the Mortgagor to make a full and accurate understanding of the terms and conditions of the Contract, especially those marked in bold, and has made explanation accordingly at the request of the Mortgagor. The meaning of the terms and conditions of the Contract and their corresponding legal consequences are fully known and understood by the parties to the Contract. And the Mortgagor specifically declares that it has paid special attention to and confirmed its acceptance of the terms and conditions regarding its obligations and to its disadvantages.

The Standard Terms and Conditions, Subordinate Terms and Conditions and supplemental agreement (if any) of the Contract constitute a complete Contract. The aforesaid parts may be concluded in paper, electronic and other forms approved by the Mortgagee.

(The above is the Standard Terms and Conditions of the Contract, and Subordinate Terms and Conditions are presented below)

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Subordinate Terms and Conditions of Maximum Amount Mortgage Contract

(V. 2013041)

No.: 07300DY21B2AN0E

Mortgagee: Shenzhen Branch, Bank of Ningbo

Mortgagor: Zheng Junhong

1. The Debtor is Samfine Printing (Shenzhen) Co., Ltd.

2. The business period commences from August 7, 2020 to June 1, 2024.

3. The maximum claim amount is equivalent of RMB 30 million (Thirty Million).

4. Other on- and off-balance sheet credit business in RMB/foreign currencies include/.

5. Mortgaged Property

No.	1	2	3
Mortgaged Property	Real estate	/	/
Location	Suite 18D, Building No.8, Donghai Garden, Agriculture and Science Center, Shennan West Road, Futian District, Shenzhen, Guangdong Province	/	/
Title owner or user	Zheng Junhong	/	/
Co-owner	/	/	/
Co-ownership Certificate No.	/	/	/
House Ownership Certificate No.		/	/
Floor area	248.66m2	/	/
Type of mortgaged property	State-owned land transfer	/	/
Land use right/mortgaged property No.	/	/	/
Period of land use/mortgaged property use	/	/	/
Area of land use right	/	/	/
Purpose	Residential housing	/	/
Mortgage & lease	Personal use	/	/
Provisional price/agreed price	/	/	/

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6. Mortgagor’s address and contact information:

5.1 Mortgagor: Zheng Junhong; Postal address: Office address: Samfine Printing (Shenzhen) Co., Ltd., Henghexing Industrial Zone, Langxin Community, Shiyan Subdistrict, Bao’an District, Shenzhen, Guangdong Province; Residential address: Suite 18D, Building No.8, Donghai Garden, Agriculture and Science Center, Shennan West Road, Futian District, Shenzhen, Guangdong Province; Phone number: ___________

(In the event that there is insufficient space to specify the contact information, please provide such information of the Mortgagor where the signature and seal are affixed. The contact information filled in the space below signature and sealing has the same legal significance as herein, and the service article in the Standard Terms and Conditions applies.)

7. In case of any dispute arising from the performance of the Contract that cannot be settled through negotiation, it shall be resolved in the second way as below:

7.1 Litigation brought to the people’s court of the place of residence of the Creditor;

7.2 Litigation brought to the people’s court of the place where the Contract is signed;

Place of the Contract signing: Room 108, 208, 209, 310, 311, 312, 313, 315, 403, 502, 503, Wongtee Plaza, No. 355, Fuhua Road, Gangxia Community, Futian Subdistrict, Futian District, Shenzhen

7.3 Arbitration brought to the _______/______________Arbitration Committee in accordance with current arbitration rules.

8. If any party to the Contract requests the Contract to be notarized, the parties shall bear notary fees as follows: ☐Borne by Mortgagor ☐Borne by Mortgagee ✓Borne by others Nil

9. The Contract is made in three copies with the Mortgagee, Mortgagor, and the notary public/registration agency holding one copy respectively, all of which have the same legal force and effectiveness.

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Supplemental terms:

Supplemental terms: The scope of the guarantee under the Contract also includes all Outstanding Balance of the Debtor under the Maximum Amount Mortgage Contract (No. 07300DY209NL8E0) originally entered into and signed by the parties. And the Guarantor voluntarily provides guarantee for all claim of the Creditor under the Contract and aforesaid contract as agreed herein.

The Standard Terms and Conditions as well as Subordinate Terms and Conditions of the Contract constitute the complete Contract.

(No text below)

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Signature page below for the Mortgagor/Co-owner to the Standard Terms and Conditions as well as Subordinate Terms and Conditions of the Maximum Amount Mortgage Contract (No. 07300DY21B2AN0E) between Zheng Junhong (Mortgagor) and Shenzhen Branch, Bank of Ningbo (Mortgagee)

Mortgagor:	/s/ Zheng Junhong	Co-owner:
(The Co-owner agrees to mortgage the property under co-ownership)

(To be specified when the Mortgagor is a natural person)

Date: June 10, 2021

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Signature page below for the Mortgagee to the Standard Terms and Conditions as well as Subordinate Terms and Conditions of the Maximum Amount Mortgage Contract (No. 07300DY21B2AN0E) between Zheng Junhong (Mortgagor) and Shenzhen Branch, Bank of Ningbo (Mortgagee)

Mortgagee (seal):

/s/ Shenzhen Branch, Bank of Ningbo (Mortgagee)

Date of signing: June 3, 2021

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June 3, 2021

Maximum Amount Secured Guarantee Contract

Standard Terms and Conditions

(V. 2013051)

No.: 07300KB21B2AMK9

Refer to the Subordinate Terms and Conditions for names of the Creditor and Guarantor.

Whereas, the guaranteed party (hereinafter referred to as the “Debtor”) and Creditor will conduct credit business within the maximum claim amount as provided in the Article 1 of the Contract, the Guarantor voluntarily provides joint and several guarantee for the claim under a series of credit business contracts (hereinafter referred to as the “Main Contract”) entered into by and between the Creditor and Debtor. In order to ensure the realization of Creditor’s rights, the Contract is concluded according to relevant laws and regulations of the People’s Republic of China by and between the parties through mutual agreement.

Refer to the Subordinate Terms and Conditions for Debtor’s name.

1. Types of Guaranteed Principal Claim, Maximum Claim Amount and Business Period

1.1 The maximum claim amount refers to the highest outstanding claim approved and granted by the Creditor to the Debtor for turnover and utilization with purposes set forth in the Contract and Main Contract.

1.2 The Guarantor voluntarily provides joint and several secured guarantees for all claim not exceeding the maximum claim amount that is actually incurred by the Debtor during the agreed business period for the Debtor to handle the agreed businesses. In particular, should the currency of the specific business be different from the aforesaid, the Guarantor agrees to convert the concerned amount at the exchange rate determined by the Creditor on the date of the business. The agreed businesses included but are not limited to: RMB/foreign currency loan, banker’s/commercial acceptance discount, banker’s acceptance, commercial acceptance discount guarantee, bank guarantee (guarantee), standby letter of credit, account overdraft, export packing credit, import letter of credit, shipping guarantee, import refinancing, import bill advance, export bill advance (including export invoice discount), forfaiting, factoring, invoice discount, loan commitment, borrowing and repurchase, entrusted loan, entrusted debt investment, non-standardized channel financing, credit card business (including credit card payments, cash withdrawal, credit card payment installment, credit card cash withdrawal installment, etc.), financial derivative transaction and other on- and off-balance sheet credit business in RMB/foreign currencies (including contingent debt business).

Refer to the Subordinate Terms and Conditions for details of the business period, maximum claim amount and other on- and off-balance sheet credit business in RMB/foreign currencies.

1.3 The Debtor may apply for the revolving utilization of the above-mentioned funds and bank credit within the business period and maximum claim amount as agreed in the Article 1.2. The starting date, maturity date, interest rate and amount of each business shall be subject to the Main Contract and relevant loan note or claim certificate.

1.4 Within the business period and maximum claim amount as agreed in the Article 1.2, the Creditor and Debtor are not required to go through guarantee procedures for each of the above-mentioned businesses.

1.5 Should the Creditor files a lawsuit or apply for arbitration against the Guarantor, the business period agreed in the Article 1.2 shall automatically expire in advance.

1.6 The Guarantor shall assume joint and several secured guarantee liabilities for all the above-mentioned businesses under the Contract in the original currency.

2. Debt Performance Term

The debt performance term shall be stipulated separately in the Main Contract and Contract.

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3. Scope of Secured Guarantee

The scope of guarantee provided by the Contract covers the principal and interest of the principal claim, default interest, compound interest, penalty for breach of contract, compensation for damage, litigation fees, costs of preservation, costs of action, attorney’s fees, and travel expenses for realizing Creditor’s rights, double interest during the delayed performance of effective legal documents and other expenses payable under the Main Contract.

The Guarantor voluntarily provides joint and several secured guarantee for any increase in the interest, default interest, compound interest, penalty for breach of contract, compensation for damages, litigation fees, costs of preservation, costs of action, attorney’s fees, and travel expenses for realizing Creditor’s rights, double interest during the delayed performance of effective legal documents and other expenses payable under the Main Contract in excess of the maximum claim amount.

The Guarantor also voluntarily provides joint and several guarantee for the actual amount in excess of the maximum claim amount due to changes of exchange rate.

4. Form of Guarantee

The Contract provides joint and several guarantee. Should there be two or more Guarantors hereunder, each Guarantor shall be jointly and severally liable, and the Creditor may request any single Guarantor to bear the whole guarantee liabilities.

5. Term of Guarantee

5.1 The term of secured guarantee for the Guarantor to undertake guarantee liabilities is two years from the date of expiration of debt performance term of the Debtor stipulated under the Main Contract. In case of debt due in installments as agreed in the Main Contract, the term of secured guarantee is two years from the date of expiration of the performance period of each installment.

5.2 Should the debt performance term under the Main Contract be extended by mutual agreement between the Creditor and Debtor, the term of secured guarantee for the Guarantor to undertake guarantee liabilities is two years from the date of extended expiration of debt performance term.

5.3 The term of secured guarantee for banker’s acceptance, import letter of credit, standby letter of credit, bank guarantee and other off-balance sheet businesses is two years from the date of advances by the Creditor.

5.4 The term of secured guarantee for banker’s/commercial acceptance discount is two years from the date of maturity of the corresponding bill.

5.5 In case of debt early matured due to laws and regulations, or events as agreed in the Main Contract, the term of secured guarantee is two years from the date of early maturity.

6. Rights and Obligations of Guarantor

6.1 The Guarantor shall have legal identity as provided by laws of the People’s Republic of China, can provide secured guarantee for external parties, and have signed and performed the Contract with all necessary consent, approval and authorization, and without any legal defects.

6.2 The Guarantor has sufficient capacity to assume secured guarantee liabilities, and does not reduce or eliminate such guarantee liabilities assumed due to any instructions, changes in financial status, or any agreement signed with third parties. During the effective term of the Contract, should the Guarantor provide any form of guarantee to a third party, it shall not damage the interests of the Creditor.

6.3 The Guarantor has read and acknowledged the Main Contract, fully understands Debtor’s actual utilization of the loan, financing and/or use of bank credit (including repayment of loans) and the risk of utilization changes, recognizes the authenticity of the background, basis and transactions of the loan, financing and/or use of bank credit without any fraud or coercion, and voluntarily provides joint and several secured guarantee for Creditor’s claim with the Debtor under the Main Contract. All representations hereunder are true. Should the use of the bank credit by the Debtor change, the Guarantor promises not to raise a defence.

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6.4 The Guarantor shall provide the Creditor with true financial statements and other related documents and information on a monthly basis.

6.5 The Guarantor or its related party or actual controller shall notify the Creditor in writing within three (3) days after the occurrence of the following events:

(1) Changes in business operating mechanism, contracting, leasing, joint management, merger, demerger, shareholding system reform, joint venture with foreign investors, etc.;

(2) Changes in affiliation, changes in senior management, amendment to the articles of incorporation, restructuring of organization, changes in business scope and registered capital, changes in equity, and changes in residence, legal representative, etc.;

(3) Being suspended for rectification, business license revoked or cancelled, etc.;

(4) Difficulties in production and operation, deterioration of financial status or litigation, arbitration events or administrative penalties.

(Refer to the Accounting Standards for Enterprises No. 36 –Disclosure of Related Parties and amendments for definition of related parties; refer to the Company Law of the People’s Republic of China and amendments for definition of actual controller.)

6.6 The Guarantor or its related party or actual controller shall guarantee the implementation of all guarantee liabilities under the Contract in accordance with the requirements of the Creditor and shall notify the Creditor in writing 10 days in advance and obtain Creditor’s written consent when:

(1) The Guarantor or its related party or actual controller has bankruptcy, business closure, dissolution, cancellation or changes of capital structure, business mode, etc.;

(2) The Guarantor or its related party or actual controller makes mortgage or pledge of its main assets for its own or third party’s debt.

(Refer to the Accounting Standards for Enterprises No. 36 –Disclosure of Related Parties and amendments for definition of related parties; refer to the Company Law of the People’s Republic of China and amendments for definition of actual controller.)

6.7 In the event that the Creditor cancels the Main Contract according to the laws and regulations or as stipulated in the Main Contract, or recovers or realizes the claim in advance, it shall be entitled to request the Guarantor to assume guarantee liabilities in advance within five (5) days.

6.8 Should the Creditor transfer the claim under the Main Contract to a third party during the effective term of the Contract, the Guarantor shall continue to bear the joint and several secured guarantee liabilities within the original scope of guarantee as agreed herein.

6.9 During the effective term of the Contract, should the Main Contract be changed due to applicable adjustment or changes of national laws, regulations and relevant regulations of competent regulators of creditors, such as the China Banking and Insurance Regulatory Commission (CBIRC) and People’s Bank of China, including but not limited to the adjustment of interest rate, or if the Creditor and Debtor agree to modify the Main Contract without the consent of the Guarantor except for term extension and amount increase, the Guarantor shall continue to bear the joint and several guarantee liabilities as agreed herein.

6.10 When the Debtor fails to perform its debt as agreed in the Main Contract, regardless of whether the Creditor has any other forms of guarantee provided by anyone (including the Debtor) for the claim under the Main Contract, including but not limited to secured guarantee, mortgage, pledge, and bank guarantee, the Creditor has the right to directly request the Guarantor to perform the joint and several secured guarantee liabilities as agreed in the Contract, against which the Guarantor waives the right of defence. Even if the Creditor gives up any other guarantee or its rights in sequence or changes the collateral, the Guarantor undertakes to bear the joint and several guarantee liabilities as agreed in the Contract, and does not claim to be exempted from any guarantee liabilities, to which the guarantor has no objection.

The Guarantor agrees that any waiver by the Creditor of the Main Contract to the Debtor on set business conditions or guarantee conditions shall not affect Guarantor’s bearing the guarantee liabilities.

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6.11 Should the Guarantor fail to perform secured guarantee liabilities as agreed or promised in the Contract, the Guarantor hereby authorizes the Creditor to deduct the corresponding amount directly from its account at the Bank of Ningbo and any of its branches with notice sent to the Guarantor. In case there is insufficient balance in Guarantor’s account in the same currency as the debts under the Main Contract on the date of deduction, the Guarantor hereby authorizes the Creditor to deduct the corresponding amount directly from its account in other currencies at the spot exchange rate announced by the Creditor on the day of settlement.

6.12 The Contract is independent of the Main Contract, and remains effective in case of invalidity of the Main Contract. Even if the Main Contract is confirmed to be invalid, the Guarantor shall continue to bear the joint and several secured guarantee liabilities within the original scope of guarantee as agreed herein.

6.13 When the Guarantor is a natural person, the Article 6.4, 6.5 and 6.6 are not applicable. Apart from liabilities provided herein, the Guarantor shall:

(1) Provide authentic identity card, marriage certificate and other relevant written documents in full, and undertake to assume joint and several secured guarantee liabilities with all his/her personal and family properties;

(2) Send a written notice to the Creditor within three (3) days after the occurrence of any event that has a significant adverse effect on the performance of his/her repayment obligations under the Contract, such as health, marriage, family, work, residence, income, litigation, property changes, etc., and undertake to perform all secured guarantee liabilities hereunder as required by the Creditor;

(3) Not provide mortgage or pledge of its main assets for its own or third party’s debt without written consent from the Creditor.

6.14 In the event that the Main Contract guaranteed involves international businesses, the parties specifically agree that the Guarantor will also assume the following liabilities:

(1) Provided that the maximum claim amount agreed in the Contract is not increased, the Guarantor agrees that the Creditor may, upon the application by the applicant of the international businesses guaranteed hereunder (i.e., the “Debtor” referred to herein, the same hereinafter), make any modification to all international business operations under the Main Contract, including but not limited to amount increase, term extension, etc. The Guarantor undertakes to have no objection against the term, and voluntarily assumes guarantee liabilities in accordance with the modified terms and conditions of the Main Contract regarding international businesses, and corresponding principal claim.

(2) Should there be two or more Guarantors for the principal claim under the Contract, the Guarantor hereby irrevocably undertakes that: It voluntarily assumes joint and several guarantee liabilities for all the claim with other Guarantors, and the Creditor has the right to request any Guarantor to assume all or part of the guarantee liabilities; the Guarantor agrees that the guarantee of the specific international businesses under the Main Contract shall be determined by the Creditor or the business applicant of corresponding international businesses in the Main Contract. The Guarantors shall not oppose the Creditor based on their mutual agreement.

(3) The parties agree that the guaranteed amount provided by the Guarantor for the claim under the Main Contract regarding international businesses shall be based on the final actual Outstanding Balance under the Main Contract regarding international businesses.

(4) The parties agree that: The international businesses under the Main Contract guaranteed herein may be authorized by the business applicant to be opened or processed by the Creditor in the name of the Bank of Ningbo or other banks; and regardless if the opening or receiving bank is the Creditor, all debt repayment obligations related to the said international businesses shall be performed by the business applicant to the Creditor, and the Creditor shall enjoy all the rights; should the business applicant fail to perform the debt or other obligations under the Main Contract, the Creditor has the right to claim its rights as creditor directly from the Guarantor according to relevant laws and regulations, and require the Guarantor to assume the guarantee liabilities.

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(5) In terms of letter of credit, the Guarantor agrees that the Creditor has the right to release the full set of documents of the letter of credit under the Contract to the Debtor without requiring the Debtor to make up the full amount of the deposit, to which the Guarantor shall have no objection, and still assumes liabilities for all the claim of the Debtor guaranteed hereunder as agreed in the Contract.

6.15 The Main Contract, loan note or relevant claim certificates for all kinds of businesses under the Contract will not be sent to the Guarantor anymore, to which the Guarantor has no objection.

6.16 The Guarantor shall immediately receive and sign the request for debt collection or other requests sent by the Creditor directly or via postal service, and deliver the receipt to the Creditor directly or via postal service within 3 days after receiving and signing the requests.

6.17 In case that the Guarantor only provides guarantee for part of the claim under the Main Contract, it agrees that, even if the claim under the Main Contract is partially extinguished due to the Debtor’s liquidation, realization of Creditor’s security rights or any other reasons, it shall continue to be liable for the claim not yet extinguished within the scope of the guarantee as agreed in the Contract.

6.18 The Guarantor acknowledges that it shall issue VAT invoice to the Debtor after is assumes the guarantee liabilities hereunder. And any loss or dispute arising therefrom shall be borne or resolved by the Guarantor, and the Creditor shall not be held liable.

6.19 Should there be two or more Guarantors for the principal claim under the Contract, the Guarantor hereby irrevocably undertakes that: It voluntarily assumes joint and several guarantee liabilities for all the claim with other Guarantors, and the Creditor has the right to request any Guarantor to assume all or part of the guarantee liabilities. And that any Guarantor that has assumed the guarantee liabilities shall be entitled to recover the claim from other Guarantors, which is acknowledged by the Guarantor.

7. Liabilities for Breach of Contract

7.1 Upon entry into force and effectiveness of the Contract, the Creditor and Guarantor shall fulfill the obligations and undertakings agreed herein. If either party fails to perform or does not fulfill the agreed obligations or undertakings, it shall bear the corresponding liabilities for breach of the Contract and compensate the losses caused thereby to the other party.

7.2 Should the Guarantor conceal material facts or provide false documents or circumstances related to the conclusion of the Contract, the Creditor shall be entitled to charge the Guarantor a penalty of 10% of the guaranteed principal claim under the Contract.

7.3 The Guarantor shall bear the expenses paid by the Creditor for the realization of its rights as creditor, including but not limited to litigation fees, arbitration fees, costs of preservation, costs of action, attorney’s fees and travel expenses among other expenses.

7.4 Should the Guarantor breach the Contract, the Creditor has the right to disclose the information about the breach as the case may be, or provide the relevant information to the debt collection agency and the press for the purpose of debt collection, or notify the relevant departments or agencies of such information. At the same time, the Guarantor irrevocably authorizes the Creditor to provide the Guarantor’s personal identity (or name) and contact information to the debt collection agency or the press for the purpose of debt collection, and the loan collection agency and press have the obligation to keep the Guarantor’s information confidential, and may not use such information beyond the purpose of debt collection. Meanwhile, the Creditor has the right to hold the Guarantor accountable for the breach according to the laws, regulations and provisions hereunder.

8. Applicable Law and Dispute Settlement

8.1 The conclusion, force and effectiveness, interpretation, performance and dispute resolution of the Contract shall be governed by the laws of the People’s Republic of China (for the purpose of the Contract, the laws of Hong Kong, Macau and Taiwan are excluded herein).

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8.2 Any dispute arising from the performance of the Contract should be settled through consultation. If the dispute cannot be solved through consultation, and where the subject matter of litigation is within the maximum amount of RMB100,000 as allowed by laws and regulations, and judicial interpretation, or the subject matter of litigation remains within the maximum amount after such limit is increased, the parties agree that the court to which the action is brought shall apply the small claim procedure, and the time limit for producing evidence and term of defence shall not exceed seven (7) days respectively (may be timed simultaneously). The small claim procedure is final with one trial, and no appeal is allowed for the parties. Refer to the Subordinate Terms and Conditions for specific dispute settlement methods.

8.3 During the period of consultation, litigation or arbitration, the parties shall still perform the provisions of the Contract that are not related to the dispute, and no party shall refuse to perform any of its obligations under the Contract on the ground that the dispute resolution procedure is in progress.

9. Entry into Force, Modification, Cancellation and Termination

9.1 The Contract shall have the same legal effect when affixed with electronic seal as with physical seal, and shall enter into force from the date of sealing by the parties. And it shall be terminated upon the maturity for the claim as agreed in Article 1.2 and full satisfaction of the claim agreed hereunder.

9.2 After the Contract enters into force, no party shall modify or cancel it without consent. In case of modification or cancellation, the parties shall reach a written agreement by mutual consultation. Before the written agreement is reached, the Contract shall continue to be effective.

10. Miscellaneous

10.1 The maximum claim amount shall be separate from the secured guarantee liabilities agreed herein. It shall not be deemed as modification of similar guarantee contract or maximum amount guarantee contract previously entered into by the parties, nor shall it include the guarantee liabilities of similar guarantee contract or the maximum claim amount agreed in the maximum amount secured guarantee contract previously or later entered into by the parties. And it shall not be included in the guarantee liabilities of similar guarantee contract or the maximum claim amount agreed in the maximum amount secured guarantee contract previously or later entered into by the parties.

10.2 Service

(1) The Guarantor confirms that the following address as the address and contact information for service of notices from the Creditor and legal documents related to debt collection and litigation (arbitration), and such address and contact information shall be applicable to all stages of litigation and action.

(2) Should the Creditor, trial court or arbitration institution send notices and legal documents to the following address and contact information , and no one sign and receive, or refuse to receive such service, the date of return of the notices and legal documents shall be deemed the date of service; when the service is rejected, the person serving the notices and legal documents may record the process of service by photo or video, and the concerned notices and legal documents shall be deemed served.

(3) The parties agree that they may choose to conduct online litigation activities regarding service, investigation, mediation, trial and action through electronic litigation platforms such as the Mobile Micro Court. The Guarantor acknowledges that the Creditor, trial court, or arbitration institution may serve the documents by means of modern communication methods such as text message, fax or e-mail through following designated mobile phone number, fax number or e-mail address, or via instant communication tools (such as WeChat, QQ, Aliwangwang). The Creditor, trial court, or arbitration institution shall be deemed to have served the relevant legal documents as long as they confirm that they have sent the documents to the following designated number or address. The relevant legal documents sent by the Creditor, trial court, or arbitration institution to the following postal address shall be deemed to be served three (3) days after consignment to the postal service.

(4) In the event that the Guarantor provides wrong contact information or fails to inform the changed contact information in time, and as a result the notices or legal documents are not served or returned, the date of return of the notices or legal documents shall be deemed the date of service.

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(5) Refer to the Subordinate Terms and Conditions for Guarantor’s address and contact information.

10.3 The parties hereby agree to confirm the legal validity of phone call recordings, faxed copies and text messages, and undertake that such recordings, fax copies and text messages can be submitted as evidence to courts, arbitration committees and other dispute resolution bodies. When the original is in transit, the faxed copies shall be as effective as the original. The fax number specified by the Guarantor herein shall not be changed at will. In case of any changes, the Guarantor shall issue a written explanation to the Creditor, otherwise the Guarantor shall bear any liabilities thereby incurred. The faxed copy sent by the Guarantor shall be the same as the original, otherwise the Guarantor shall bear any liabilities thereby incurred.

10.4 The captions of the articles herein are for convenience of reference only, and they do not form an integral part of the Contract. No provision of the Contract shall be construed and understood by reference to its captions, or in any way be affected or limited by its captions.

10.5 Except as agreed herein or as provided in relevant laws and regulations, any act, omission, delay in action or any other measures taken by the observant party shall not be deemed to be a waiver of any of its rights hereunder with respect to any breach or non-performance of any covenant or obligation contained herein by the defaulting party at any time, unless expressly stated in writing by the observant party.

10.6 International businesses referred to herein include but are not limited to import letter of credit, shipping guarantee, import refinancing, import bill advance, export bill advance (including export invoice discount), forfaiting and factoring among others. The financial derivatives transactions mentioned herein include but are not limited to sale and purchase of forward foreign currencies against RMB, foreign exchange forward deal, interest rate swap, foreign exchange swap, option, debt hedging, structured products, etc.

10.7 If any party to the Contract requests the Contract to be notarized, the parties shall jointly submit a notarized statement to a notary public and expressly render the Contract enforceable. Refer to the Subordinate Terms and Conditions for sharing of notary fees. Meanwhile, the Debtor and Guarantor agree that the Contract shall be enforceable after notarization. Should the Debtor and Guarantor do not fulfill their obligations under the Contract, the Creditor may apply for action to the people’s court with jurisdiction as per laws.

10.8 The Creditor shall not be liable for any failure to continue the performance of the Contract due to changes in laws, regulations, policies, or the introduction of emergency measures. Any matters not covered herein shall be dealt with in accordance with relevant laws, regulations or rules of competent regulators.

11. Reminders and Representations

The Creditor has reminded the Guarantor to make a full and accurate understanding of the terms and conditions of the Contract, especially those marked in bold, and has made explanation accordingly at the request of the Guarantor. The meaning of the terms and conditions of the Contract and their corresponding legal consequences are fully known and understood by the parties to the Contract.

The Standard Terms and Conditions, Subordinate Terms and Conditions and supplemental agreement (if any) of the Contract constitute a complete Contract. The aforesaid parts may be concluded in paper, electronic and other forms approved by the Creditor.

And the Guarantor specifically declares that it has paid special attention to and confirmed its acceptance of the terms and conditions regarding its obligations and to its disadvantages.

(The above is the Standard Terms and Conditions of the Contract, and Subordinate Terms and Conditions are presented below)

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Subordinate Terms and Conditions of Maximum Amount Guarantee Contract

V. 201305

No.: 07300KB21B2AMK9

Creditor: Shenzhen Branch, Bank of Ningbo

Guarantor: Zheng Ronghua

1. The Debtor is Samfine Printing (Shenzhen) Co., Ltd.

2. The business period commences from August 7, 2020 to June 1, 2024.

3. The maximum claim amount is equivalent of RMB 30 million (Thirty Million).

4. Other on- and off-balance sheet credit business in RMB/foreign currencies include/.

5. Guarantor’s address and contact information

5.1 Name: Zheng Ronghua; Postal address Office address: Samfine Printing (Shenzhen) Co., Ltd., Henghexing Industrial Zone, Langxin Community, Shiyan Subdistrict, Bao’an District, Shenzhen, Guangdong Province; Residential address: Suite 18D, Building No.8, Phase II, Donghai Garden, Shennan West Road, Futian District, Shenzhen, Guangdong Province; Phone number: ____________

(In the event that there is insufficient space to specify the contact information, please provide such information of the Guarantor where the signature and seal are affixed. The contact information filled in the space below signature and sealing has the same legal significance as herein, and the service article in the Standard Terms and Conditions applies.)

6. In case of any dispute arising from the performance of the Contract that cannot be settled through negotiation, it shall be resolved in the second way as below:

6.1 Litigation brought to the people’s court of the place of residence of the Creditor.

6.2 Litigation brought to the people’s court of the place where the Contract is signed.

Place of the Contract signing: Room 108, 208, 209, 310, 311, 312, 313, 315, 403, 502, 503, Wongtee Plaza, No. 355, Fuhua Road, Gangxia Community, Futian Subdistrict, Futian District, Shenzhen

6.3 Arbitration brought to the _______/______________Arbitration Committee in accordance with current arbitration rules.

7. If any party to the Contract requests the Contract to be notarized, the parties shall bear notary fees as follows:

☐ Borne by Debtor ☐ Borne by Guarantor ☐ Borne by Creditor ✓Borne by others Nil

8. The Contract is made in duplicate with the Creditor and Guarantor holding one copy respectively, and the notary public/registration agency/ copies, all of which have the same legal force and effectiveness.

Supplemental terms:

Additional terms: The scope of the guarantee under the Contract also includes all Outstanding Balance of the Debtor under the Maximum Amount Secured Guarantee Contract (No. 07300KB209NM3N6) originally entered into and signed by the parties. And the Guarantor voluntarily provides guarantee for all claim of the Creditor under the Contract and aforesaid contract as agreed herein.

The Standard Terms and Conditions as well as Subordinate Terms and Conditions of the Contract constitute the complete Contract.

(No text below)

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Signature page below for the Guarantor to the Standard Terms and Conditions as well as Subordinate Terms of the Maximum Amount Secured Guarantee Contract (No. 07300KB21B2AMK9) between Zheng Ronghua (Guarantor) and Shenzhen Branch, Bank of Ningbo (Creditor)

Guarantor: /s/ Zheng Ronghua

(To be specified when the Guarantor is a natural person)

Date of signing: June 10, 2021

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Signature page below for the Creditor to the Standard Terms and Conditions as well as Subordinate Terms of the Maximum Amount Secured Guarantee Contract (No. 07300KB21B2AMK9) between Zheng Ronghua (Guarantor) and Shenzhen Branch, Bank of Ningbo (Creditor)

Creditor (seal):

/s/Zheng Ronghua (Guarantor) and Shenzhen Branch, Bank of Ningbo (Creditor)

Date of signing: June 3, 2021

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